As filed with the Securities and Exchange Commission on May 1, 2001


                                              Registration Nos. 811-3641/2-80455


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                         Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 29 [ X ]

                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 31 [ X ]
                        (Check appropriate box or boxes)

                              CONSECO SERIES TRUST

               (Exact Name of Registrant as Specified in Charter)


               11825 N. Pennsylvania Street, Carmel, Indiana 46032 (Address of Principal Executive Office) (Zip Code)


        Registrant's Telephone Number, including Area Code (317) 817-6300
                             William P. Kovacs, Esq.

                              Conseco Series Trust
                          11825 N. Pennsylvania Street

                              Carmel, Indiana 46032
                     (Name and Address of Agent for Service)

                                 With a copy to:
                               Donald Smith, Esq.
                             Kirkpatrick & Lockhart
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800

Approximate date of proposed public Offering: As soon as practicable following the effective date of this Registration Statement.


It is proposed that this filing will become effective (check appropriate space):
__X__ immediately upon filing pursuant to Rule 485 (b)
_____ on December 31, 2000 pursuant to Rule 485 (b)
_____ 60 days after filing pursuant to Rule 485 (a)(1)
_____ on [date] pursuant to Rule 485 (a)(1)
_____ 75 days after filing pursuant to Rule 485 (a) (2)
_____ on [date] pursuant to Rule 485 (a)(2)

                                                                          [LOGO]
                                                                      CONSECO(R)
                                                                    STEP UP [TM]


May 1, 2001

                                                            -----------
                                                            Prospectus
                                                            -----------



                                                    As with any mutual fund, the
                                        Securities and Exchange Commission (SEC)
                             has not approved or disapproved of these securities
                                                      or determined whether this
                                             prospectus is accurate or complete.
                                         Any representation to the contrary is a
                                                               criminal offense.


CONSECO SERIES TRUST

--------------------------------------------------------------------------------
         TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE PORTFOLIOS
     General Information About the Portfolios .............................    3
     Conseco 20 Focus Portfolio ...........................................    4
     Equity Portfolio .....................................................    6
     Balanced Portfolio ...................................................    8
     High Yield Portfolio .................................................   10
     Fixed Income Portfolio ...............................................   12
     Government Securities Portfolio ......................................   14
     Money Market Portfolio ...............................................   16

PRIMARY RISK CONSIDERATIONS ...............................................   18

MANAGEMENT ................................................................   22

YOUR ACCOUNT
     Purchase and Redemption of Shares ....................................   24
     Dividends and Distributions ..........................................   25
     Distribution and Service Plans .......................................   25

FINANCIAL HIGHLIGHTS ......................................................   26

--------------------------------------------------------------------------------
     THE ADVISER'S INTEGRATED APPROACH
     TO MONEY MANAGEMENT
--------------------------------------------------------------------------------

Conseco Capital Management, Inc. ("CCM"), is the Investment Adviser (the "Adviser") for all of the Conseco Series Trust ("CST") Portfolios. It directly manages all fixed-income Portfolios, and selects and supervises sub-advisers for the equity Portfolios. CCM also directly manages or supervises the sub-advisers for the investments of other affiliated mutual funds.

CCM's fixed-income analysts emphasize fundamental investment research in making their investment decisions. We examine the total financial resources of the issuer of any security we might consider buying. We seek to learn if the issuer, whether a business or a government entity, has the resources to support its spending plans and meet its obligations in good economic times and bad.

In considering securities issued by a business, our fixed-income analysts take the "big picture" into account. We inquire into the state of the industry the business is competing in, whether it is growing or declining. We look at the business's position in the industry and whether or not its market share is growing. We consider the quality of the goods or services it provides and its ability to innovate. We get to know its management.

This intensive fundamental research guides our fixed-income portfolios in buying and selling securities. Because of CCM's active management style, our fixed-income Portfolios generally have a higher portfolio turnover rate than other portfolios, which means that our Portfolios may have higher taxable distributions and increased trading costs that may affect performance.

Each of the Portfolios may invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, CCM focuses on those that are liquid and may not invest in any restricted security that would cause more than 15 percent of the Portfolio's total assets to be invested in illiquid securities. The Portfolios also may invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

With respect to the equity Portfolios, CCM also conducts extensive research on the abilities and performance of other money management firms. This research enables us to identify appropriate sub-advisers for our equity portfolios. After a sub-adviser is selected, CCM continuously supervises and monitors their performance and recommends to the CST Board of Trustees which sub-advisers should be retained or released.

Each Portfolio has the ability to change its investment objective without shareholder approval, although no Portfolio currently intends to do so.

Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of the money invested in the Portfolios.

--------------------------------------------------------------------------------
   PLEASE NOTE: DEFINITIONS FOR BOLD-FACED WORDS WITHIN THE TEXT CAN BE FOUND DIRECTLY FOLLOWING EACH PORTFOLIO'S PRIMARY RISK CONSIDERATIONS.
--------------------------------------------------------------------------------

THE PORTFOLIOS

--------------------------------------------------------------------------------
         CONSECO 20 FOCUS PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation.


SUB-ADVISER'S STRATEGY

Oak Associates, ltd, ("Oak") is the Portfolio's sub-adviser. Oak is a growth manager seeking to maximize returns over a market cycle through investments in Oak's "best ideas." Oak starts by establishing a global economic outlook, particularly interest rate anticipation, then concentrates on investments in specific industries.

Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style may be contrarian, seeking out-of-favor situations at attractive prices. The portfolio is NON-DIVERSIFIED and strives to be fully invested in 15 to 25 stocks. Value is seen in both relative and absolute terms. Stock selections may be influenced by:

o Growth rate/price earnings comparison

o P/E ratios versus historical and current levels

o Contrarian considerations

A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

The Portfolio may also invest from time-to-time in any or all of the following securities in addition to common stocks:

o PREFERRED STOCK

o CONVERTIBLE SECURITIES

o WARRANTS

o BONDS AND OTHER FIXED-INCOME SECURITIES

--------------------------------------------------------------------------------
For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio's assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.
--------------------------------------------------------------------------------

NON-DIVERSIFIED

A portfolio is considered non-diversified if it is not limited by the percentage of assets it may invest in any one issuer. The success or failure of one issuer will cause a portfolio to fluctuate more than it would a diversified portfolio.

SMALL- AND MEDIUM SIZE COMPANIES

Generally refers to companies in the earlier period of their growth expectations, from start-ups to better established firms. While these companies have potential for attractive long-term returns, their securities may involve greater risks, and more volatility, than investments in larger companies with a stronger competitive advantage. The Adviser's extensive research efforts can play a greater role in selecting securities form this sector then from larger companies.

PREFERRED STOCK

Shares of a company that ordinarily do not have voting rights but do have a stated dividend payment, as opposed to common stocks which ordinarily do have voting rights but do not have a stated dividend payment.

CONVERTIBLE SECURITIES

Bonds, debentures, notes or preferred stock that are convertible into common stock.

Convertible securities have some unique return characteristics relative to market fluctuations:

o    When equity markets go up, they tend to rise in price

o When equity markets decline, they tend to decline relatively less in price than stocks Convertible securities have both an equity and a fixed income component. Therefore, the equity component is subject to fluctuations in value due to activities of the issuing companies, and general market and economic conditions

o The fixed-income component will be impacted by shifting interest rates and changes in credit quality of the issuers.

WARRANTS

Contracts that allow the bearer to purchase shares for a specified price at a future date.

HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied since its inception date of May 4, 2000. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

Year-By-Year Total Return
(as of 12/31 each year)

Best Quarter:       3Q00   15.42%
Worst Quarter:      4Q00  -36.77%

[Representation of bar chart in printed piece.]


 2000
 ----
-15.04%*

Average Annual Total Return
(as of 12/31/00)
                                               Since
                                             Inception*
Conseco 20 Focus Portfolio                    -15.04%
S&P 500 Index (since May 4, 2000)             -6.56%

*INCEPTION DATE: MAY 4, 2000

TOTAL RETURN DOES NOT REFLECT EXPENSES THAT APPLY TO THE RELATED INSURANCE POLICIES, AND INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN.

  PRIMARY RISKS

  Concentration Risk

  Market Risk

  Small Company Risk

  Liquidity and Valuation
   Risk

  Foreign Risk


See "Primary Risk Considerations" on page 18 for a detailed discussion of the Portfolio's risks.

THE PORTFOLIOS
--------------------------------------------------------------------------------
         EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk.

SUB-ADVISER'S STRATEGY

The Portfolio primarily invests in U.S. common stocks but may also invest in other U.S. and foreign securities, including convertible securities and warrants.

Normally, the portfolio will be widely diversified by industry and company. It will focus on SMALL AND MEDIUM-SIZE COMPANIES. They may be start-ups or better-established firms in the early phases of their growth. While they have the potential for attractive long-term returns, their stock may involve greater risk and more volatility than that of larger companies with a stronger competitive advantage.

Chicago Equity Partners, LLC ("CEP") is the portfolio's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies overvalued and undervalued securities within industry sectors.

--------------------------------------------------------------------------------
For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio's assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.
--------------------------------------------------------------------------------

                                                        ------------------------
                                                        Chicago Equity Partners,
                                                        LLC ("CEP") has more
                                                        than $8.4 billion assets
                                                        under management as of
                                                        December 31, 2000, and
                                                        offers services to a
                                                        variety of institutional
                                                        clients, including
                                                        corporations, public
                                                        entities, Taft-Hartley
                                                        plans, endowments and
                                                        foundations.
                                                        ------------------------

CONVERTIBLE SECURITIES

See Page 5.

WARRANTS

See Page 5.

SMALL- AND MEDIUM SIZE COMPANIES

See Page 5.

HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.



Year-By-Year Total Return
(as of 12/31 each year)

Best Quarter:       4Q99   31.57%
Worst Quarter:      3Q98  -21.17%

[Representation of bar chart in printed piece.]

2000    1999     1998     1997    1996     1995    1994   1993    1992   1991
----    ----     ----     ----    ----     ----    ----   ----    ----   ----
2.71%   50.28%   15.62%   18.68%  44.99%   36.30%  1.92%  8.35%  18.34%  25.77%


Average Annual Total Return
(as of 12/31/00)
                        One             Five               Ten
                        Year             Year              Year
Equity Portfolio        2.71%          24.99%             21.25%
---------------------------------------------------------------------
S&P 500 Index          -9.09%          18.33%             17.46%


TOTAL RETURN DOES NOT REFLECT EXPENSES THAT APPLY TO THE RELATED INSURANCE POLICIES, AND INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN.

  PRIMARY RISKS

  Market Risk

  Liquidity and Valuation
   Risk

  Small Company Risk


See "Primary Risk Considerations" on page 18 for a detailed discussion of the Portfolio's risks.

THE PORTFOLIOS

--------------------------------------------------------------------------------
         BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks a high total investment return, consistent with the preservation of capital and prudent investment risk.

ADVISER'S STRATEGY

Normally, the Portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, or cash equivalents.


The balance may change if:

o A much higher percentage of assets may be invested in equity securities if the Adviser considers conditions in the stock market to be substantially more favorable than in the bond market.

o Conversely, if the Adviser considers conditions in the bond market to be substantially more favorable than in the equity market, a much higher percentage of assets may be invested in fixed income securities.

THE SUB-ADVISER'S STRATEGY FOR THE EQUITY PORTION OF THE BALANCED PORTFOLIO

The equity portion of the Portfolio is invested primarily in U.S. common stocks but may also invest in other U.S. and foreign securities, including CONVERTIBLE SECURITIES and WARRANTS.

Normally, the Portfolio will be widely diversified by industry and company. It will focus on small and medium-size companies. They may be start-ups or better-established firms in the early phases of their growth. While they have the potential for attractive long-term returns, their stock may involve greater risk and more volatility than that of larger companies with a stronger competitive advantage.

Chicago Equity Partners, LLC is the Portfolio's sub-adviser. The sub-adviser uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, objective quantitative, fundamental investment approach that identifies overvalued and undervalued securities within industry sectors.

THE FIXED INCOME PORTION OF THE PORTFOLIO
Normally, CCM will maintain at least 25% of the value of the Portfolio's assets in a wide range of domestic and foreign debt securities, including non-U.S. dollar denominated securities. The majority of foreign investments will be in YANKEE BONDS.

CCM anticipates that bonds will be invested primarily in intermediate and/or long-term domestic debt securities.

The Portfolio may also invest in BELOW INVESTMENT GRADE securities that are not believed to involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The lowest rating categories in which the Portfolio will invest are CCC/Caa.

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest without limitation in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.


                                   ---------------------------------------------
                                   Chicago Equity Partners, LLC ("CEP") has more than $8.4 billion assets under management as of December 31, 2000 and offers services to a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations.
                                   ---------------------------------------------

CONVERTIBLE SECURITIES

See Page 5.

WARRANTS

See Page 5.

YANKEE BONDS

Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

BELOW INVESTMENT GRADE SECURITIES


These securities offer higher return potential in exchange for assuming greater risk. Normally, they are rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Services, Inc., or, if unrated deemed by the Sub-Adviser or Adviser to be of comparable credit.


HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


Year-By-Year Total Return (as of 12/31 each year)

Best Quarter:       4Q99   21.00%
Worst Quarter:      4Q00  -12.07%

[Representation of bar chart in printed piece.]

 2000    1999    1998    1997    1996    1995    1994   1993   1992    1991
------  ------  ------  ------  ------  ------  ------ ------ ------  -----
7.29%   30.83%  10.37%  17.85%   28.30%  31.49%  -0.55% 10.38% 10.36% 21.57%

Average Annual Total Return
(as of 12/31/00)
                              One             Five              Ten
                             Year             Year              Year
                           ------------------------------------------
Balanced Portfolio           7.29%           18.56%            16.48%
S&P 500 Index               -9.11%           18.33%            17.46%
Lehman Brothers Government/
 Credit Index               11.85%            6.24%             8.00%


TOTAL RETURN DOES NOT REFLECT EXPENSES THAT APPLY TO THE RELATED INSURANCE POLICIES, AND INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN.

  PRIMARY RISKS

  Market Risk

  Credit Risk

  Interest Rate Risk

  Foreign Risk

  Leverage Risk


See "Primary Risk Considerations" on page 18 for a detailed discussion of the Portfolio's risks.


INTEREST RATES AND BOND MATURITIES

Bonds with longer maturities will be more effected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.

THE PORTFOLIOS

--------------------------------------------------------------------------------
         HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Portfolio seeks to provide high level of current income with a secondary objective of capital appreciation.

ADVISER'S STRATEGY

Normally, the Adviser invests at least 65% of the Portfolio's assets in BELOW INVESTMENT GRADE SECURITIES (those rated BB+/Ba1 or lower by independent rating agencies).

Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:

o Purchasing securities it believes are undervalued

o Selling securities it believes are overvalued or fully priced

To select securities, the Adviser utilizes:

o Independent FUNDAMENTAL ANALYSIS to evaluate the issuer of a security

o An analysis of the specific structure of the security

In an effort to achieve its investment objective, the Portfolio may invest in any or all of the following:

o Corporate debt securities and PREFERRED STOCK

o ZERO COUPON BONDS and other deferred interest securities

o Mortgage-backed securities

o Asset-backed securities

o Convertible securities

o RESTRICTED SECURITIES

o Taxable MUNICIPAL SECURITIES issued by states and their political subdivisions

The Portfolio may also invest in:

o Cash or cash equivalents

o Money market instruments

o Securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities

In addition, the Portfolio may invest in the following:

o Common stocks and other equity securities

o Equity and debt securities of foreign issuers, including issuers in emerging markets


--------------------------------------------------------------------------------
For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio's assets in money market instruments. This could help the Fund avoid losses but may mean lost opportunities.
--------------------------------------------------------------------------------

BELOW INVESTMENT GRADE SECURITIES

See Page 9.

FUNDAMENTAL ANALYSIS

A research technique that looks at a company's financial condition, creditworthiness, management, and place in its industry to determine the intrinsic value of the company's securities.

PREFERRED STOCK

See Page 5.

ZERO COUPON BONDS

Bonds that are sold at a deep discount and do not pay periodic interest to investors; instead, investors receive, at maturity, the difference between the discounted price and the maturity value of the bond.

RESTRICTED SECURITIES

Securities that are not registered with the Securities and Exchange Commission, some of which may qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933. Restricted securities are generally illiquid; however, the Adviser focuses on those that are liquid, i.e., easily convertible into cash.

MUNICIPAL SECURITIES

Debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, including:

o Debt obligations issued to obtain funds for various public purposes or,

o Industrial development bonds issued by or on behalf of public authorities

The interest in the municipal securities in which the Portfolio invests typically is not exempt from federal income tax.

HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied since its inception on June 13, 2000. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

Year-By-Year Total Return
(as of 12/31 each year)

Best Quarter:       4Q00    1.55%
Worst Quarter:      3Q00    1.38%

[Representation of bar chart in printed piece.]

2000
----
3/20%*

Average Annual Total Return
(as of 12/31/00)
                                                Since
                                              Inception*
High Yield Portfolio                            3.20%
------------------------------------------------------------
Merrill Lynch
 High Yield Index (since June 13, 2000)        -1.97%
------------------------------------------------------------

*INCEPTION DATE: JUNE 13, 2000

TOTAL RETURN DOES NOT REFLECT EXPENSES THAT APPLY TO THE RELATED INSURANCE POLICIES, AND INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN.

  PRIMARY RISKS:

  Credit Risk

  Interest Rate Risk

  Market Risk

  Restricted Securities
    Risk

  Prepayment Risk

  Foreign Risk

See "Primary Risk Considerations" on page 18 for a detailed discussion of the Portfolio's risks.

THE PORTFOLIOS

--------------------------------------------------------------------------------
         FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks the highest level of income consistent with preservation of capital.

ADVISER'S STRATEGY

The Portfolio invests primarily in INVESTMENT GRADE DEBT SECURITIES.

The Adviser actively manages the portfolio to generate income, reduce risk, and preserve or enhance total return in light of current market conditions and trends.

Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:

o Purchasing securities it believes are undervalued

o Selling securities it believes are overvalued or fully priced

To determine value, the Adviser utilizes:

o Independent FUNDAMENTAL ANALYSIS in evaluating the issuer, and

o An analysis of the specific structure of the security


In an effort to achieve the Portfolio's investment objective, the Fund may invest in debt securities issued by:


o Publicly or privately held companies in the U.S.

o Publicly or privately held companies overseas (primarily in YANKEE BONDS)

o The U.S. government, its agencies and instrumentalities

o States and their political subdivisions issuing taxable municipal SECURITIES

o Foreign governments, their agencies and instrumentalities

The Portfolio may also invest in:

o Mortgage-backed debt securities

o Asset-backed debt securities

o Restricted securities


While the Portfolio may purchase debt securities of any MATURITY, it is anticipated that the AVERAGE life of the Portfolio will be in the intermediate range -- between seven and 15 years -- but may be shorter or longer depending on market conditions.

INVESTMENT GRADE DEBT SECURITIES

Considered especially creditworthy, these debt securities are (i) normally rated AAA to BBB- by Standard and Poor's Corporation or Aaa to Baa3 by Moody's Investors Services, Inc., or (ii) if unrated, are deemed by the Adviser to be of comparable credit quality.

FUNDAMENTAL ANALYSIS

See Page 11.

YANKEE BONDS

See Page 9.

MUNICIPAL SECURITIES

See Page 11.

MATURITY

When the principal, or face value of a bond, must be repaid.

AVERAGE LIFE

The average number of years that each principal dollar will be outstanding, before it is repaid.

HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

Year-By-Year Total Return
(as of 12/31 each year)

Best Quarter:       2Q95    6.63%
Worst Quarter:      1Q94   -2.67%

[Representation of bar chart in printed piece.]

2000   1999    1998    1997    1996   1995    1994    1993
----   ----    ----    ----    ----   ----    ----    ----
9.87%  -0.44%  6.17%   9.97%   4.97%  18.25%  -2.65%  8.84%*

Average Annual Total Return
(as of 12/31/00)
                                                One      Five       Since
                                               Year      Year    Inception*
                                             --------  -------- -----------
Fixed Income Portfolio                         9.87%     6.03%      6.62%
Lehman Brothers Government
  Credit Index (Since May 1, 1993)            11.85%     6.24%      6.66%

*SINCE INCEPTION, MAY 1, 1993 (ANNUALIZED)

TOTAL RETURN DOES NOT REFLECT EXPENSES THAT APPLY TO THE RELATED INSURANCE POLICIES, AND INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN.

  PRIMARY RISKS

  Credit Risk

  Interest Rate Risk

  Market Risk

  Prepayment Risk

  Restricted Securities
   Risk

  Municipal Market
   Risk

  Foreign Risk


See "Primary Risk Considerations" on page 18 for a detailed discussion of the Portfolio's risks.

THE PORTFOLIOS

--------------------------------------------------------------------------------
         GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks safety of capital, liquidity and current income.

ADVISER'S STRATEGY

The Portfolio will invest primarily in securities issued by the U.S. government or an agency or instrumentality of the U.S. government. The Adviser uses proprietary research to uncover undervalued securities. These securities may be undervalued on the basis of structure, optionality or issuer.

The Portfolio may invest in any or all of the following:

o Treasury bills

o Certificates of indebtedness

o Notes

o Bonds

o Insured Bank deposits

o INVESTMENT GRADE CORPORATE DEBT SECURITIES

o Mortgage-related securities

o MUNICIPAL SECURITIES issued by states and their political subdivisions

Mortgage-related securities may include:

o Mortgage-backed securities of the Government National Mortgage Association
  (GNMA)

o Mortgage-backed securities of the Federal Home Loan Mortgage Corporation
  (FHLMC)

o Mortgage-backed securities of the Federal National Mortgage Association (FNMA)

o PASS-THROUGH SECURITIES AND PARTICIPATION CERTIFICATES

o COLLATERALIZED MORTGAGE OBLIGATIONS

The Adviser may also purchase mortgage-related securities not issued by the U.S. government or any agency or instrumentality of the U.S. government.

While the Portfolio may purchase debt securities of any maturity, it is anticipated that the average life of the portfolio will be in the intermediate range -- between five and 15 years -- but may be shorter or longer depending on market conditions.

INVESTMENT GRADE DEBT SECURITIES
See Page 13.


PASS-THROUGH SECURITIES AND PARTICIPATION CERTIFICATES
Both represent pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by mortgagors are "passed through" to the holders of the interests in each portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS

These are similar to conventional bonds because they have fixed maturities and interest rates but are secured by groups of individual mortgages.


MUNICIPAL SECURITIES
See Page 11.



HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


Year-By-Year Total Return
(as of 12/31 each year)

Best Quarter:       2Q95    5.95%
Worst Quarter:      1Q94   -2.98%

[Representation of bar chart in printed piece.]

2000     1999    1998    1997    1996    1995    1994    1993   1992   1991
----     ----    ----    ----    ----    ----    ----    ----   ----   ----
11.71%  -2.48%   7.07%   8.26%   2.75%   17.35%  -2.79%  8.91%  6.62%  15.01%


Average Annual Total Return
(as of 12/31/00)

                                              One             Five              Ten
                                              Year             Year              Year
                                             ------           -------           -------
Government Securities Portfolio              11.71%            5.36%             7.17%
Lehman Brothers Government Index             13.24%            6.49%             7.92%
Lehman Brothers MBS Index                    11.16%            6.91%             7.82%


TOTAL RETURN DOES NOT REFLECT EXPENSES THAT APPLY TO THE RELATED INSURANCE POLICIES, AND INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN.


  PRIMARY RISKS

  Market Risk

  Interest Rate Risk

  Restricted Securities
   Risk

  Credit Risk

  Prepayment Risk


See "Primary Risk Considerations" on page 18 for a detailed discussion of the Portfolio's risks.

THE PORTFOLIOS

--------------------------------------------------------------------------------
         MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio seeks current income consistent with stability of capital and liquidity.

ADVISER'S STRATEGY
The Portfolio may invest in the following types of money market securities:

o U.S. GOVERNMENT SECURITIES

o BANK OBLIGATIONS

o COMMERCIAL PAPER OBLIGATIONS

o SHORT-TERM CORPORATE DEBT SECURITIES

o MUNICIPAL SECURITIES ISSUED BY STATES AND THEIR POLITICAL SUBDIVISIONS


An investment in this Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Adviser seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will be able to do so. It is possible to lose money by investing in this Portfolio.

BANK OBLIGATIONS

Time deposits, certificates of deposit, bankers' acceptances and other bank obligations of banks that have total assets in excess of $1 billion and are subject to regulation by the U.S. government, including:


o U.S. subsidiaries of foreign banks

o London branches of domestic banks


o Foreign branches of domestic commercial banks and foreign banks, so long as the securities are U.S. dollar-denominated


COMMERCIAL PAPER OBLIGATIONS

A short-term debt obligation, including variable and floating rate securities of U.S. corporations, maturing within 270 days and rated:

o A-1 or A-2 by Standard & Poor's Corporation or

o Prime-1 or Prime-2 by Moody's Investor Services, Inc. or,

o If not rated, of a comparable quality as determined by the Adviser under supervision of the Board of Trustees

SHORT-TERM CORPORATE DEBT SECURITIES

Corporate debt securities (other than commercial paper) maturing in 13 months or less.

MUNICIPAL SECURITIES

o See Page 11.



HOW HAS THE PORTFOLIO PERFORMED?

The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


Year-By-Year Total Return
(as of 12/31 each year)

Best Quarter:       2Q89    2.17%
Worst Quarter:      4Q92    0.61%

[Representation of bar chart in printed piece.]

2000    1999   1998   1997    1996   1995   1994   1993   1992    1991
----    ----   ----   ----    ----   ----   ----   ----   ----    ----
6.08%   4.87%  5.21%  5.25%   5.13%  5.46%  3.78%  2.83%  2.66%   5.06%

Average Annual Total Return
(as of 12/31/00)
                                        One     Five      Ten
                                       Year     Year     Year
                                       ----    -----     ----
Money Market Portfolio                 6.08%    5.31%    4.63%

65% Commercial Paper Index/
   35% Payden & Regal T-Note 1 Yr.     6.51%    5.60%    5.23%

TOTAL RETURN DOES NOT REFLECT EXPENSES THAT APPLY TO THE RELATED INSURANCE POLICIES, AND INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN.


  PRIMARY RISKS:

  Market Risk

  Credit Risk

  Interest Rate Risk

  Municipal Market Risk


See "Primary Risk Considerations" on page 18 for a detailed discussion of the Portfolio's risks.

PRIMARY RISK CONSIDERATIONS

--------------------------------------------------------------------------------
         PRIMARY RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The value of your investment in any Portfolio will fluctuate, which means that you may lose money. The primary risks of investing in the Portfolios are described below. Each Portfolio's exposure to risk depends upon its specific investment profile. The amount and types of risk vary depending on:

o The Portfolio's investment objective

o The Portfolio's ability to achieve its objective

o The markets in which the Portfolio invests

o The investments the Portfolio makes in those markets

o Prevailing economic conditions over the period of an investment

CONCENTRATION RISK

The risk that if a Portfolio has most of its investments in a few securities or a single sector, its portfolio will be more susceptible to factors adversely affecting issuers within that sector than would a more diversified portfolio of securities.

CREDIT RISK

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Below investment grade securities are especially susceptible to this risk.

FOREIGN RISK

The risk that foreign issuers may be subject to foreign political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors' assets. Investments in issuers located or doing business in emerging or developing markets are especially susceptible to these risks.


INTEREST RATE RISK

The risk that changing interest rates may adversely affect the value of an investment. With fixed income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a portfolio that invests in fixed income securities is subject to risk even if all the fixed income securities in the portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.


LEVERAGE RISK

The risk that borrowing, or some derivative instruments, such as forward commitment transactions, may multiply smaller market movements into large changes in value.

LIQUIDITY AND VALUATION RISKS

The risk that securities that were liquid when purchased by a Portfolio may become temporarily illiquid (i.e., not be sold readily) and hard to value, especially in declining markets.

MARKET RISK

The risk that the market value of a portfolio's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

MUNICIPAL MARKET RISK

The risk that special factors may negatively affect the value of municipal securities and, as a result, a portfolio's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A Portfolio may invest in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations.

PREPAYMENT RISK

The risk that an issuer will prepay fixed rate obligations when interest rates fall, forcing a Portfolio to re-invest in obligations with lower interest rates than the original obligations.

RESTRICTED SECURITIES RISK

The risk that a buyer will be difficult to come by and the selling price will need to be less than originally anticipated because these restricted securities may only be sold in privately negotiated transactions.

SMALL COMPANY RISK

The risk that investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of smaller companies is normally lower than that of larger companies. Short-term changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

EURO CONVERSION

The Portfolios also could be adversely affected by the conversion of European currencies into the Euro beginning January 1, 1999. This conversion will not be complete until 2002, and its full implementation may be delayed. Difficulties with the conversion and potential delays may significantly impact European capital markets and could increase volatility in world capital markets.

It is impossible to know whether the problems associated with Euro conversion, which could disrupt operations of investments if uncorrected, have been adequately addressed until the dates in question arrive.

 ................................................................................
   PLEASE NOTE THAT THERE ARE OTHER CIRCUMSTANCES NOT DESCRIBED HERE WHICH COULD ADVERSELY AFFECT YOUR INVESTMENT AND POTENTIALLY PREVENT A PORTFOLIO FROM ACHIEVING ITS OBJECTIVES.
 ................................................................................

INVESTMENT ADVISER AND SUB-ADVISERS

Conseco Capital Management, Inc. ("CCM"), the Portfolios' Investment Adviser, is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. CCM is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, life and health insurance products. CCM manages investments for Conseco, Conseco-affiliated insurance companies, the Conseco Fund Group family of mutual funds and other Conseco mutual funds, as well as for foundations, endowments, corporations, government entities, unions and high net worth individuals. As of December 31, 2000 CCM managed more than $29.5 billion.

Chicago Equity Partners, LLC ("CEP"), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is the sub-adviser for the Equity Portfolio and the equity portion of the Balanced Portfolio. CEP is a leading investment management firm with approximately $8.4 billion in assets under management as of December 31, 2000. CEP became sub-adviser for the Equity Portfolio and the equity portion of the Balance Portfolio on December 1, 2000. CCM, not the sub-advised portfolios, pays CEP 0.30% of average daily net assets as compensation for these services.

Oak Associates, ltd. ("Oak"), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio, 44333 is the sub-adviser for the Conseco 20 Focus Portfolio. Oak is a leading investment management firm with approximately $24.1 billion in assets under management as of December 31, 2000. Oak became sub-adviser for the Conseco 20 Focus Portfolio on December 1, 2000. CCM, not the sub-advised portfolio, pays Oak 0.30% of average daily net assets as compensation for these services.


ADVISORY FEES

For the fiscal year ended 12/31/00, the advisory fee paid to the Adviser by each Portfolio was as follows:

                                     Advisory Fees Paid
                                 (expressed as a percentage
   Portfolio Name                 of average daily net assets)
---------------------------------------------------------------
Conseco 20 Focus                            0.70%
---------------------------------------------------------------
Equity                                      0.62%
---------------------------------------------------------------
Balanced                                    0.60%
---------------------------------------------------------------
High Yield                                  0.70%
---------------------------------------------------------------
Fixed Income                                0.50%
---------------------------------------------------------------
Government Securities                       0.50%
---------------------------------------------------------------
Money Market                                0.25%
---------------------------------------------------------------





--------------------------------
CONSECO CAPITAL
MANAGEMENT, INC.
11825 N. Pennsylvania Street
Carmel, Indiana 46032
--------------------------------

THE ADMINISTRATOR

Conseco Services, LLC:

Provides administrative services to the portfolios, including:

o Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date

o Supervising the preparation and filing of documents as required by state and federal regulatory agencies

o    Management and oversight of all third-party service providers

As compensation for these services, Conseco Services, LLC receives administrative fees computed at the annual rate of 0.15% for the first $200,000,000; 0.10% for the next $300,000,000 and 0.08% in excess of
$500,000,000.

MANAGEMENT

--------------------------------------------------------------------------------
     PORTFOLIO MANAGERS OF CONSECO SERIES TRUST
--------------------------------------------------------------------------------

CONSECO 20 FOCUS PORTFOLIO:

OAK ASSOCIATES, LTD.: OAK ASSOCIATES, LTD ("OAK") UTILIZES A TEAM APPROACH TO MANAGE THE PORTFOLIO.

EQUITY PORTFOLIO:

CHICAGO EQUITY PARTNERS, LLC: CHICAGO EQUITY PARTNERS, LLC ("CEP") UTILIZES A TEAM APPROACH TO MANAGE THE PORTFOLIO.

BALANCED PORTFOLIO, EQUITY:

CHICAGO EQUITY PARTNERS, LLC: CEP UTILIZES A TEAM APPROACH TO MANAGE THE PORTFOLIO.

BALANCED PORTFOLIO, FIXED:

GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER, FIXED INCOME CONSECO CAPITAL MANAGEMENT, INC.

Mr. Hahn is the portfolio manager for the fixed income portion of the Portfolio. At CCM, Mr. Hahn is also responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he is responsible for SEC registered investment products, investments in the insurance industry and is portfolio manager of other affiliated and unaffiliated investment companies. Mr. Hahn joined the Adviser as a Vice President and portfolio manager in 1989.

HIGH YIELD PORTFOLIO:

ROBERT L. COOK, CFA, VICE PRESIDENT, PORTFOLIO MANAGER
CONSECO CAPITAL MANAGEMENT, INC.

At CCM, Mr. Cook is Director of Research for CCM. He has the responsibility of co-managing approximately $300 million in high yield total return portfolios. He is also a high yield portfolio manager for other affiliated investment companies.

R. ANTHONY JASINSKI, CFA, VICE PRESIDENT, TRADING
CONSECO CAPITAL MANAGEMENT, INC.

At CCM, Mr. Jasinski oversees CCM's high yield trading. He also co-manages privately placed high yield portfolios and he is a portfolio manager of other affiliate investment companies. Prior to joining the Adviser, he was a Managing Director and Co-head of fixed income trading at PPM America. Prior to PPM, he was a Vice President of fixed income trading for Scudder Kemper.

FIXED-INCOME PORTFOLIO:
GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER, FIXED INCOME
CONSECO CAPITAL MANAGEMENT, INC.
See Balanced Portfolio for Mr. Hahn's complete biography.

TODD THOMPSON, CFA, VICE PRESIDENT, PORTFOLIO MANAGER
CONSECO CAPITAL MANAGEMENT, INC.
At CCM, Mr. Thompson is responsible for the day-to-day portfolio manager of the four primary investment-grade composites and the tax-exempt client portfolios that comprise them. Prior to joining the Adviser, Mr. Thompson was an Assistant Investment Officer at the Public Employees Retirement System of Ohio, responsible for management of the pension's $20 billion fixed income portfolio.

GOVERNMENT SECURITIES PORTFOLIO:
GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER, FIXED INCOME
CONSECO CAPITAL MANAGEMENT, INC.
See Balanced Portfolio for Mr. Hahn's complete biography.

MONEY MARKET PORTFOLIO:
GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER, FIXED INCOME
CONSECO CAPITAL MANAGEMENT, INC.
See Balanced Portfolio for Mr. Hahn's complete biography.

YOUR ACCOUNT

--------------------------------------------------------------------------------
         PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Portfolio shares are currently offered to separate accounts established by insurance companies to fund variable annuity and variable life insurance contracts. Individuals may not purchase Portfolio shares directly from the Trust. Shares of each Portfolio are purchased or redeemed at their respective net asset values next computed (without a sales charge) after receipt of an appropriate order.

 ................................................................................
  A Portfolio's net asset value (NAV) per share is the total market value of the Portfolio's securities and other assets minus its liabilities divided by the total number of shares outstanding. Because the value of each Portfolio's securities changes every business day, the Portfolio's share price usually changes as well.
 ................................................................................

Each Portfolio calculates its NAV per share at the close of regular trading (normally 4:00 p.m., Eastern Time) on the New York Stock Exchange (NYSE). The NYSE is open every day for trading, except:

 ................................................................................
  Saturday                         Presidents' Day        Labor Day
  Sunday                           Good Friday            Thanksgiving Day
  New Year's Day                   Memorial Day           Christmas Day
  Martin Luther King, Jr. Day      Independence Day
 ................................................................................

The NAV is generally based on the market price of the securities held in a Portfolio. Securities held by all Portfolios other than the Money Market Portfolio are valued based on readily available market quotations.

The NAV for the Money Market Portfolio is determined using the amortized cost method. In this method, securities are valued at the time of purchase at cost and thereafter assume a constant amortization to maturity of any discount or premium. This method does not take into account unrealized gains and losses, nor does it consider the impact of fluctuating interest rates on the market value of the security. The Money Market Portfolio will attempt to maintain a constant net asset value of $1.00 per share, however, there can be no assurance that it will be able to do so.


Under the direction of the Board of Trustees, the Portfolios may use a practice known as fair value pricing under the following circumstances:


o Securities and assets for which market quotations are not readily available

o Events occur after an exchange closes that are likely to affect the value of the security

o Trust's management strongly believes a market price is not reflective of a security's appropriate price

When using fair value pricing, the next asset value of the Portfolio's can change over periods during which shareholders cannot purchase or redeem shares.

--------------------------------------------------------------------------------
         DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each Portfolio distributes at least 90% of its net investment income to its shareholders to meet requirements of the Internal Revenue Code applicable to regulated investment companies. Investors should understand that, as Contract Owners, they will not receive any dividends or other distributions directly from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

Dividends from net investment income are declared and reinvested in additional full and fractional shares by each Portfolio according to the schedule below. The Trustees may elect to change dividend distribution intervals.

SCHEDULE OF DIVIDEND REINVESTMENTS

   PORTFOLIO                               DECLARED AND REINVESTED
---------------------------           ----------------------------
   Conseco 20 Focus Portfolio              Annually
-------------------------------------------------------------
   Equity Portfolio                        Annually
-------------------------------------------------------------
   Balanced Portfolio                      Quarterly
-------------------------------------------------------------
   High Yield Portfolio                    Monthly
-------------------------------------------------------------
   Fixed Income Portfolio                  Monthly
-------------------------------------------------------------
   Government Securities Portfolio         Monthly
-------------------------------------------------------------
   Money Market Portfolio                  Daily
-------------------------------------------------------------

Capital gains -- i.e., the excess of net long-term capital gain over net short-term capital loss -- are generally declared and distributed to shareholders annually after the close of the Portfolio's fiscal year.

SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING THE FEDERAL INCOME TAX TREATMENT OF DISTRIBUTIONS TO THE INSURANCE COMPANY SEPARATE ACCOUNTS.

--------------------------------------------------------------------------------
         DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

The Trust has adopted a Distribution and Service Plan (12b-1 Plan) to compensate Conseco Equity Sales, Inc., the principal underwriter, for its distribution and marketing services, and for servicing shareholder accounts. For all the portfolios except the Money Market Portfolio, fees paid to the Conseco Equity Sales, Inc., may not exceed 0.25% annually of the average daily net assets. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment.

Conseco Equity Sales may make payments to broker, dealers and other financial intermediaries for providing shareholder services and for promotional and sales related costs.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Trust's financial performance for the past five years (or, if shorter, the period of the Trust's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31,

                                                                  CONSECO 20
                                                               FOCUS portfolio
                                                              ------------------
                                                                   2000 (c)
-------------------------------------------------------------------------------

Net asset value per share, beginning of period..............          $ 10.00
   Income from investment operations:
     Net investment income..................................             0.02
     Net realized and unrealized gains (losses)
        on investments .....................................            (1.52)
-------------------------------------------------------------------------------
           Total income (loss) from investment operations...            (1.50)
-------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................            (0.02)
     Distribution of net capital gains......................               --
     Return of capital......................................               --
-------------------------------------------------------------------------------
           Total distributions..............................            (0.02)
-------------------------------------------------------------------------------
Net asset value per share, end of period....................          $  8.48
-------------------------------------------------------------------------------

Total return (a)(b).........................................          (15.04%)

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........          $ 3,681
   Ratio of expenses to average net assets (e)..............             0.9%
   Ratio of total expenses to average net assets (b)(e).....             0.9%
   Ratio of net investment income to average net assets (d).            0.33%
   Portfolio turnover rate (d)..............................          351.37%

-------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.9% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2001.

(c) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.

(d)  Not annualized for periods of less than one full year.

(e)  Annualized for periods of less than one full year.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                2000          1999       1998          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period..............   $   23.18     $   21.59  $   20.16     $   21.85     $   18.84
   Income from investment operations:
     Net investment income..................................        0.00            --       0.11          0.06          0.01
     Net realized and unrealized gains (losses)
       on investments ......................................        0.63         10.63       3.09          4.06          8.17
-------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...        0.63         10.63       3.20          4.12          8.18
-------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................        0.00            --      (0.27)        (4.23)        (4.21)
     Distribution of net capital gains......................       (4.38)        (9.04)     (0.48)        (1.58)        (0.96)
     Return of capital......................................          --            --      (1.02)           --            --
-------------------------------------------------------------------------------------------------------------------------------
           Total distributions..............................       (4.38)        (9.04)     (1.77)        (5.81)        (5.17)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................   $   19.43     $   23.18  $   21.59     $   20.16     $   21.85
-------------------------------------------------------------------------------------------------------------------------------

Total return (a)(b).........................................       2.71%        50.28%     15.62%        18.68%        44.99%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........   $  309,201    $ 300,437  $ 235,001     $ 216,986     $ 171,332
   Ratio of expenses to average net assets..................       0.78%         0.77%      0.80%         0.80%         0.80%
   Ratio of total expenses to average net assets (b)........       0.81%         0.82%      0.80%         0.80%         0.81%
   Ratio of net investment income to average net assets ....      (0.02%)       (0.10%)     0.55%         0.28%         0.06%
   Portfolio turnover rate..................................     431.14%       364.53%    317.91%       234.20%       177.03%
------------------------------------------------------------------------------------------------------------------------------



(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.85% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         BALANCED PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                 2000          1999          1998       1997         1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period..............   $    14.65      $  13.67       $ 13.32    $ 13.47       $ 12.39
   Income from investment operations:
     Net investment income..................................         0.43          0.42          0.43       0.44          0.42
     Net realized and unrealized gains (losses)
       on investments ......................................         0.67          3.72          0.96       2.12          2.77
--------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...         1.10          4.14          1.39       2.56          3.19
--------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................        (0.43)        (0.42)        (0.43)     (2.20)        (2.07)
     Distribution of net capital gains......................        (1.87)        (2.74)           --      (0.51)        (0.04)
     Return of capital......................................           --            --         (0.61)        --            --
--------------------------------------------------------------------------------------------------------------------------------
           Total distributions..............................        (2.30)        (3.16)        (1.04)     (2.71)        (2.11)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................   $    13.45      $  14.65       $ 13.67    $ 13.32      $  13.47
--------------------------------------------------------------------------------------------------------------------------------

Total return (a)(b).........................................        7.29%        30.83%        10.37%     17.85%        28.30%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........   $   75,355      $ 51,941      $ 45,904   $ 27,922      $ 16,732
   Ratio of expenses to average net assets..................        0.78%         0.73%         0.75%      0.75%         0.75%
   Ratio of total expenses to average net assets (b)........        0.83%         0.83%         0.84%      0.84%         0.95%
   Ratio of net investment income to average net assets ....        2.77%         2.89%         3.25%      3.14%         3.15%
   Portfolio turnover rate..................................      334.36%       343.43%       336.30%    369.39%       208.13%
--------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.85% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED DECEMBER 31,

                                                          HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------
                                                                   2000 (c)
--------------------------------------------------------------------------------

Net asset value per share, beginning of period..............        $ 10.00
   Income from investment operations:
     Net investment income..................................           0.24
     Net realized and unrealized gains (losses)
       on investments ......................................           0.07
----------------------------------------------------------------------------
           Total income (loss) from investment operations...           0.31
----------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................          (0.24)
     Distribution of net capital gains......................             --
     Return of capital......................................             --
----------------------------------------------------------------------------
           Total distributions..............................          (0.24)
----------------------------------------------------------------------------
Net asset value per share, end of period....................       $  10.07
----------------------------------------------------------------------------

Total return (a)(b).........................................          3.20%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........       $  4,040
   Ratio of expenses to average net assets (e)..............           0.9%
   Ratio of total expenses to average net assets (b)(e).....           0.9%
   Ratio of net investment income to average net assets (d).          3.31%
   Portfolio turnover rate (d)..............................          1.02%


-------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.9% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2001.

(c) For the period from June 13, 2000 (commencement of operations) through December 31, 2000.

(d)  Not annualized for periods of less than one full year.

(e)  Annualized for periods of less than one full year.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,



                                                                                       FIXED INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                 2000         1999          1998          1997         1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period..............     $   9.39     $  10.05       $ 10.14       $  9.97       $ 10.15
   Income from investment operations:
     Net investment income..................................         0.65         0.62          0.64          0.65          0.66
     Net realized and unrealized gains (losses)
       on investments ......................................         0.24        (0.66)        (0.03)         0.31         (0.18)
----------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...         0.89        (0.04)         0.61          0.96          0.48
----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................        (0.65)       (0.62)        (0.64)        (0.79)        (0.66)
     Distribution of net capital gains......................           --           --            --            --            --
     Return of capital......................................           --           --         (0.06)           --            --
----------------------------------------------------------------------------------------------------------------------------------
           Total distributions..............................        (0.65)       (0.62)        (0.70)        (0.79)        (0.66)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................     $   9.63      $  9.39       $ 10.05       $ 10.14       $  9.97
----------------------------------------------------------------------------------------------------------------------------------

Total return (a)(b).........................................        9.87%       (0.44%)        6.17%         9.97%         4.97%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........     $ 37,433     $ 28,899      $ 23,985      $ 21,277      $ 17,463
   Ratio of expenses to average net assets..................        0.67%        0.67%         0.70%         0.70%         0.70%
   Ratio of total expenses to average net assets (b)........        0.67%        0.67%         0.80%         0.77%         0.77%
   Ratio of net investment income to average net assets ....        6.87%        6.46%         6.24%         6.50%         6.65%
   Portfolio turnover rate..................................      280.73%      337.26%       321.09%       276.46%       276.35%
-----------------------------------------------------------------------------------------------------------------------------------


(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.7% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,




                                                                                   GOVERNMENT SECURITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                  2000          1999          1998          1997      1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period..............      $  10.96       $ 12.15       $ 12.04       $ 11.94    $ 12.38
   Income from investment operations:
     Net investment income..................................          0.66          0.64          0.69          0.73       0.72
     Net realized and unrealized gains (losses)
       on investments ......................................          0.58         (1.19)         0.14          0.23      (0.41)
---------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...          1.24         (0.55)         0.83          0.96       0.31
---------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................         (0.66)        (0.64)        (0.72)        (0.86)     (0.71)
     Distribution of net capital gains......................            --            --            --            --      (0.04)
     Return of capital......................................            --            --            --            --         --
---------------------------------------------------------------------------------------------------------------------------------
           Total distributions..............................         (0.66)        (0.64)        (0.72)        (0.86)     (0.75)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................      $  11.54       $ 10.96       $ 12.15       $ 12.04    $ 11.94
---------------------------------------------------------------------------------------------------------------------------------

Total return (a)(b).........................................        11.71%        (2.48%)        7.07%         8.26%      2.75%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........      $ 18,833      $ 13,104       $ 7,907       $ 4,270    $ 4,024
   Ratio of expenses to average net assets..................         0.66%         0.66%         0.70%         0.70%      0.70%
   Ratio of total expenses to average net assets (b)........         0.66%         0.66%         0.96%         0.92%      0.91%
   Ratio of net investment income to average net assets ....         5.89%         5.61%         5.63%         6.05%      6.02%
   Portfolio turnover rate..................................        69.31%       168.69%        67.49%       195.08%    157.62%
-------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.7% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2001.

CONSECO SERIES TRUST
FINANCIAL HIGHLIGHTS

FOR THE YEARS ENDED DECEMBER 31,

                                                                               MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                  2000            1999          1998      1997         1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period..............        $ 1.00        $ 1.00        $ 1.00    $ 1.00        $ 1.00
   Income from investment operations:
     Net investment income..................................          0.06          0.05          0.05      0.05          0.05
     Net realized and unrealized gains (losses)
       on investments ......................................          0.00            --            --        --            --
--------------------------------------------------------------------------------------------------------------------------------
           Total income (loss) from investment operations...          0.06          0.05          0.05      0.05          0.05
--------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................         (0.06)        (0.05)        (0.05)    (0.05)        (0.05)
     Distribution of net capital gains......................            --            --            --        --            --
     Return of capital......................................            --            --            --        --            --
--------------------------------------------------------------------------------------------------------------------------------
           Total distributions..............................         (0.06)        (0.05)        (0.05)    (0.05)        (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................      $   1.00        $ 1.00        $ 1.00    $ 1.00        $ 1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b).........................................         6.08%         4.87%         5.21%     5.25%         5.13%

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........      $ 96,616      $ 85,692      $ 21,218   $ 8,603       $ 6,985
   Ratio of expenses to average net assets..................         0.41%         0.40%         0.45%     0.45%         0.45%
   Ratio of total expenses to average net assets (b)........         0.66%         0.65%         0.54%     0.53%         0.59%
   Ratio of net investment income to average net assets ....         5.98%         4.93%         5.08%     5.14%         5.03%
   Portfolio turnover rate..................................           N/A           N/A           N/A       N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.45% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2001.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
         FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information on the Conseco Series Trust is available free upon request:

SHAREHOLDER REPORTS

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during their most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus.

 ...............................................................................
   TO OBTAIN A SHAREHOLDER REPORT, SAI, OR OTHER INFORMATION:

   BY TELEPHONE
   Call 800-557-7043

   BY MAIL
   Conseco Series Trust
   Attn: Administrative Offices
   11825 N. Pennsylvania Street
   Carmel, IN 46032


   BY EMAIL
   ir@conseco.com

   ON THE INTERNET

   Text-only versions of the prospectuses and other documents pertaining to the Portfolios can be viewed online or downloaded from:

   SEC
   http://www.sec.gov
 ...............................................................................



Information about the Trust (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330). Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov; you can obtain copies of this information, after paying a duplicating fee, e-mailing the SEC at publicinfor@sec.gov, or by writing the SEC's public reference section, Washington, DC 20549-0102.


Registration Number: 811-3641

                              Conseco Series Trust
                       Statement of Additional Information
                                   May 1, 2001


      This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Series Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated May 1, 2001. You can obtain a copy by contacting the Trust's Administrative Office, 11825 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-557-7043.


                                TABLE OF CONTENTS

                                                                   PAGE

      Fund History............................................
      Investment Restrictions.................................
      Investment Strategies...................................
      Portfolio Turnover......................................
      Description of Securities and Investment Techniques.....
      Investment Performance..................................
      Securities Transactions.................................
      Management..............................................
      Other Service Providers.................................
      Net Asset Values of the Shares of the Portfolios........
      Dividends, Distributions and Taxes......................
      General.................................................
      Independent Accountants.................................
      Financial Statements....................................



                      CCM             INVESTMENT ADVISER
                      ---
           Conseco Capital Management, Inc.

FUND HISTORY


     The Conseco Series Trust (the "Trust") was organized as a Massachusetts business trust on November 15, 1982. The Trust is a no-load, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues separate series of shares, each of which currently represents a separate diversified portfolio of investments. The Trust's series of shares are issued and redeemed at net asset value without a sales load. This SAI relates to the shares of seven portfolios ("Portfolios") of the Trust, each with its own investment objective or objectives and investment policies. There is no assurance that any of the Portfolios will achieve its investment objective. The various Portfolios may be used independently or in combination. Conseco Capital Management, Inc. is the Investment Adviser (the "Adviser") to Conseco Series Trust.


     The shares of the Portfolios are offered to insurance companies in order to fund certain of their separate accounts used to support variable annuity and variable life insurance contracts (the "Contracts"). Although not currently doing so, Conseco Series Trust may also serve as an investment medium for qualified pension and retirement plans outside of the separate account context. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms
"shareholder" or "shareholders" in this SAI shall refer to the insurance companies, and not to any Contract owner.

     The Trust serves as the underlying investment medium for sums invested in Contracts issued by affiliated insurance companies, such as, Bankers National Life Insurance Company ("Bankers National"), Conseco Variable Insurance Company ("Conseco Variable"), and unaffiliated insurance companies. Trust shares are not offered directly to and may not be purchased directly by members of the public.


INVESTMENT RESTRICTIONS

     The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Portfolio affected. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of the holders of a "majority" of the outstanding shares of such Portfolio.

CONSECO 20 FOCUS PORTFOLIO AND HIGH YIELD PORTFOLIO

The Conseco 20 Focus Portfolio and High Yield Portfolio may not (except as noted):

1. Purchase or sell commodities or commodity contracts except that a Portfolio may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2. Borrow money, except that a Portfolio may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Portfolio may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3. Underwrite securities of other issuers except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4. With respect to 75% of the High Yield Portfolio's total assets, purchase the securities of any issuer if (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer or (b) the

     Portfolio would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5. Purchase any security if thereafter 25% or more of the total assets of the Portfolio would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Purchase or sell real estate, except that a Portfolio may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7. Make loans of its assets if, as a result, more than 33-1/3% of the Portfolio's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.   Issue any senior security, except as permitted under the 1940 Act.

EQUITY  PORTFOLIO,  BALANCED  PORTFOLIO,  FIXED  INCOME  PORTFOLIO,   GOVERNMENT
SECURITIES PORTFOLIO AND MONEY MARKET PORTFOLIO

The Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio may not (except as noted):

1. Purchase securities on margin or sell securities short, except that Portfolios engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that each Portfolio (except the Money Market Portfolio) may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Portfolio (except the Money Market Portfolio) may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) the Balanced Portfolio may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Portfolio's assets)

4.   Underwrite securities of other issuers;

5. With respect to 75 percent of its total assets, invest more than 5 percent of its assets in the securities of one issuer if thereafter the Portfolio in question would have more than 5 percent of its assets in the securities of any issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Government Securities Portfolio, the Fixed Income Portfolio, the Balanced Portfolio and the Equity Portfolio may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25 percent of the assets of the Portfolio are subject to covered or secured calls and puts, and except that the Government Securities Portfolio, Fixed

     Income Portfolio, Balanced Portfolio and Equity Portfolio may purchase calls and puts with a value of up to 5 percent of each such Portfolio's net assets;



 8. Participate on a joint, or on a joint and several basis, in any trading account in securities;

 9. Invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Portfolio in question would be invested in securities of issuers in that industry; investing in cash items (including time and demand deposits such as certificates of deposit of domestic banks), U.S. Government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate interests therein; or

11. Lend any of its assets except to purchase or hold money market instruments permitted by its investment objective and policies.


     In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to b e followed by the Portfolios. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined therein, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions for the Conseco 20 Focus Portfolio and High Yield Portfolio are designated as non-fundamental and may be changed by the Trust's Board of Trustees ("Board") without shareholder approval.

1. Sell securities short in an amount exceeding 15% of its assets, except that a Portfolio may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3. Make loans of its assets, except that a Portfolio may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33-1/3% of the value of the Portfolio's total assets.

INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus, the Conseco 20 Focus Portfolio may:

o Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Portfolio may invest up to 5% of its total assets in below investment grade securities.

o Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Portfolio presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

o Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the EQUITY PORTFOLIO may:

o Invest in below investment grade securities, commonly known as "junk bonds".

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objectives. Such strategies and techniques include, but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the BALANCED PORTFOLIO may:

o If the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, invest up to 10 percent of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals.

o Invest in below investment grade securities, commonly known as "junk bonds".

o    Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Balanced Portfolio will not invest more than 50 percent of its total assets (measured at the time of investment) in foreign securities. See "Description of Securities and Investment Techniques" below for further information.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the HIGH YIELD PORTFOLIO may:

o Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Portfolio may invest in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's ("S&P"), securities comparably rated by another national statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

o Invest in high yield municipal securities. The interest on the municipal securities in which the Portfolio invests typically is not except from federal income tax.

o    Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Portfolio may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Portfolio presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Portfolio presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

o Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Portfolio will not (1) with respect to 75% of the total assets, invest more than 5% in any one issuer, except for U.S. Government securities or (2) with respect to total assets, invest 25% or more in securities of issuers having their principal business activities in the same industry.

o The Portfolio's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Portfolio or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In   addition to the  investment  strategies  described in the  Prospectus,  the
FIXED INCOME PORTFOLIO may:

o Invest up to 15 percent of the Portfolio's assets directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities.

o Invest up to 10 percent of the Portfolio's assets in debt securities below investment grade.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See
     "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the GOVERNMENT SECURITIES PORTFOLIO may:

o Invest the portion of the investment Portfolio which is not invested in U.S. Government securities, in high rated debt securities that the Adviser believes will not expose the Portfolio to undue risk.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See
     "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the MONEY MARKET PORTFOLIO may:

o Invest only in U.S. dollar-denominated money market instruments that present "minimal credit risk." At least 95 percent of the Money Market Portfolio's total assets, as measured at the time of investment, must be of the "highest quality." A money market instrument will be considered in the highest quality (1) if it is rated in the highest rating category by (i) any two nationally recognized statistical rating organization ("NRSRO") or,
     (ii) by the only NRSRO that rated the security; (2) if, in the case of an instrument with a remaining maturity of 13 months or less that was long-term at the time of issuance, the issuer thereof has short-term debt obligations comparable in priority and securities to such security, and that are rate in the highest rating category by (i) any two NRSROs or (ii) the only NRSRO that has rated the security; or (3) in the case of an unrated security, such security is of comparable quality to a security in the highest rating category as determined by the Adviser.

o With respect to no more than 5 percent of its total assets, measured at the time of investment, invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

o Not invest more than 5 percent of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities, and repurchase agreements thereon and except that the Portfolio may invest more than 5 percent of its total assets in securities of a single issuer that are of the highest quality for a period of up to three business days.

o Not invest more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities.

o From time to time, purchase securities on a when-issued or delayed delivery basis.

o    Also enter into repurchase agreements.

TEMPORARY DEFENSIVE POSITIONS

When unusual market or other conditions warrant, a Portfolio may temporarily depart from its investment objective. In assuming a temporary defensive position, each Portfolio may make investments as follows:

The Equity Portfolio, Balanced Portfolio and High Yield Portfolio may invest in money market instruments without limit.

The Conseco 20 Focus Portfolio may invest without limit in short-term debt securities and cash and money market instruments.


PORTFOLIO TURNOVER

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Money Market Portfolio does not have a stated portfolio turnover matrix as securities of the type in which it invests are excluded in the usual calculation of that rate. The remaining Portfolios do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.


     Because of the Adviser's active management style, those Portfolios managed directly by the Adviser generally have a higher portfolio turnover than other portfolios and therefore, may have higher taxable distribution and increased trading costs with may impact performance. The following is a list of the Portfolios' portfolio turnover rates for the fiscal year ended December 31, 1999 and 2000:




                                                          YEAR ENDED
                                                 -------------------------------

                PORTFOLIO NAME                           1999        2000
 ------------------------------------------------------------------------------
 Conseco 20 Focus Portfolio*                                0%       351%
 ------------------------------------------------------------------------------
 Equity Portfolio                                         365%       431%
 ------------------------------------------------------------------------------
 Balanced Portfolio                                       343%       334%
 ------------------------------------------------------------------------------
 High Yield Portfolio*                                      0%         1%
 ------------------------------------------------------------------------------
 Fixed Income Portfolio                                   337%       281%
 ------------------------------------------------------------------------------
 Government Securities Portfolio                          169%        69%
 ------------------------------------------------------------------------------


     Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses.


     *Because the portfolio was new in 2000 there was no portfolio turnover for 1999.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

     The different types of securities and investment techniques common to one or more Portfolios all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Portfolios and their risks are described in greater detail below.

     The investment objectives of the Portfolios are not fundamental. All investment policies and practices described in this SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") may change them without shareholder approval.

     The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as well as the risks associated with such securities and techniques.

U.S. GOVERNMENT SECURITIES AND SECURITIES OF INTERNATIONAL ORGANIZATIONS

     All of the Portfolios may invest in U.S. government securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

     All of the Portfolios may purchase obligations issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), which are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

MUNICIPAL OBLIGATIONS


     The Portfolios may invest in Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

SMALL AND MEDIUM CAPITALIZATION COMPANIES


     The Conseco 20 Focus Portfolio and Equity Portfolio may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Portfolios may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Portfolios than in a portfolio that invests in larger, more established companies.


PREFERRED STOCK

     Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

DEBT SECURITIES

     All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Conseco 20 Focus Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     Corporate debt securities may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

     In selecting corporate debt securities for the Conseco 20 Focus Portfolio and High Yield Portfolio, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

     As discussed more fully earlier in the SAI, the Money Market Portfolio may invest in rated debt securities only if they are rated in one of the two highest short-term ratings categories. The Fixed Income Portfolio and Government Securities Portfolio will invest in rated debt securities only if they are rated "investment grade," except that the Fixed Income Portfolio may invest up to 10 percent of the Portfolio's assets in below investment grade debt securities. The Equity Portfolio and the Balanced Portfolio will not invest in rated debt securities which are rated below CCC/Caa. All Portfolios may invest in unrated securities as long as the Adviser determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Portfolio by virtue of a rating. Many securities of foreign issuers are not rated by Moody's or Standard & Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

BELOW INVESTMENT GRADE SECURITIES

     IN GENERAL. The Conseco 20 Focus Portfolio, the Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

     Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

     Subsequent to purchase by a Portfolio (except the High Yield Portfolio), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, the Portfolio will engage in an orderly disposition on the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.


     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

     PAYMENT EXPECTATIONS. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Portfolio's investment objective may be more dependent on the Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.


     The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.


     LIQUIDITY AND VALUATION. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Portfolio's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

     Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.


CONVERTIBLE SECURITIES

     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

     The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Portfolio's ability to achieve its investment objective.

MORTGAGE-BACKED SECURITIES

Each Portfolio other than the Money Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities. The Conseco 20 Focus Portfolio presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in "pools" of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

     FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

     As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. All Portfolios other than the Money Market Portfolio may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. If new types of mortgage-related securities are developed and offered to other types of investors, investments in such securities will be considered.

     STRIPPED MORTGAGE-BACKED SECURITIES. The High Yield Portfolio may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Portfolio may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio will fail to recoup fully its initial investment in these securities, even if they are rate high quality. Most IOs and POs are regarded as illiquid and will be included in the Portfolio's limit on illiquid securities.

     RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

ASSET-BACKED SECURITIES

     Each Portfolio other than the Money Market Portfolio may purchase asset backed securities. Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

     Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

ZERO COUPON BONDS

     The Conseco 20 Focus Portfolio, Balanced Portfolio and High Yield Portfolio may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

     The original issue discount on zero coupon bonds must be included in a Portfolio's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Portfolio's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS

     The Balanced Portfolio and High Yield Portfolio may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date and the Portfolio may obtain no return at all on its investment if the issuer defaults.

     The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Portfolio most likely will be required to distribute income accrued with respect to these securities, even though the Portfolio has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


TRUST ORIGINATED PREFERRED SECURITIES

     The High Yield Portfolio may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Portfolio. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The High Yield Portfolio may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Portfolio will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Portfolio when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Portfolio purchases a loan through an assignment, there is a possibility that the Portfolio will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Portfolio as a property owner.

     In purchasing a loan participation, a Portfolio may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Portfolio may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Portfolio may be subject to claims of the lead bank's creditors. A Portfolio's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Portfolio will be illiquid and therefore subject to the Portfolio's limit on illiquid investments.

COLLATERALIZED BOND OBLIGATIONS

     A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

EURODOLLAR AND YANKEEDOLLAR OBLIGATIONS

    Eurodollar   obligations  are U.S.  dollar  obligations  issued  outside the
United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

FOREIGN SECURITIES


     The Conseco 20 Focus Portfolio, the Balanced Portfolio and the High Yield Portfolio may invest in equity securities of foreign issuers. The Balanced Portfolio and High Yield Portfolio may invest up to 50 percent of its net assets in such securities, while the Conseco 20 Focus may invest up to 25% of its net assets in such securities. The Equity Portfolio and Balanced Portfolio may invest in American Depository Receipts ("ADRs"), which are described below. The Fixed Income Portfolio may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities.


     Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Portfolio to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.


     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign and domestic exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Balanced Portfolio and the High Yield Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Each Portfolio generally will incur costs in connection with conversion between various currencies.


     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     All of the foregoing risks may be intensified in emerging markets.

     Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors in all cases.

     ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Portfolio may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depository Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED SECURITIES, 144A SECURITIES AND ILLIQUID SECURITIES


     The Conseco 20 Focus Portfolio, the Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in restricted securities such as private placements, and in 144A securities. Once acquired, restricted securities may be sold by a Portfolio only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Portfolio may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser had anticipated. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.


     Rule 144A securities, although not registered, may be resold to qualified institutional buyers and qualified purchasers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.


     A Portfolio may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Portfolio's assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Trust may, on behalf of each Portfolio, purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. The Trust bears the risk that, on the settlement date, the market value of the securities may vary from the purchase price. At the time the Trust makes a commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the net asset value of the Portfolio in question. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with the investment objective and policies of the respective Portfolio and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Portfolio in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. The Portfolio may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Trust's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

     Each Portfolio may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     Each Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Conseco 20 Focus Portfolio, Equity Portfolio, High Yield Portfolio, Fixed Income Portfolio and Money Market Portfolio may each invest in obligations of foreign branches of domestic commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. The Balanced Portfolio may also invest in these types of instruments but such instruments will not necessarily be U.S. dollar-denominated. See "Foreign Securities" below for information regarding risks associated with investments in foreign securities.

     The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Adviser, similar credit-worthiness to institutions having outstanding securities so rated;

2.   In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

STANDARD AND POOR'S DEPOSITORY RECEIPT (SPDRS)

The Portfolios may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Portfolio purchases U.S. Treasury obligations or U.S. Government securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Portfolio. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Portfolio would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the credit-worthiness of the parties with which the Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A reverse repurchase agreement involves the temporary sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature. A Portfolio will segregate cash or liquid securities whenever it enters into reverse repurchase agreements. Such transactions may be considered to be borrowings.

     Although not one of the Trust's fundamental policies, it is the Trust's present policy not to enter into a repurchase transaction which will cause more than 10 percent of the assets of the Money Market Portfolio, the Government Securities Portfolio or the Fixed Income Portfolio to be subject to repurchase agreements having a maturity of more than seven days. This 10 percent limit also includes the aggregate of (i) fixed time deposits subject to withdrawal penalties, other than overnight deposits; and (ii) any restricted securities (i.e., securities which cannot freely be sold for legal reasons) and any securities for which market quotations are not readily available; however, this 10 percent limit does not include any obligations payable at principal amount plus accrued interest, on demand or within seven days after demand, and thus does not include repurchase agreements having a maturity of seven days or less.


MORTGAGE DOLLAR ROLLS

     In a mortgage dollar roll, a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

     In accordance with regulatory requirements, a Portfolio will segregate cash or liquid securities whenever it enters into mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Portfolios' fundamental policies concerning borrowings.

WARRANTS

     The Conseco 20 Focus Portfolio, Equity Portfolio and Balanced Portfolio may invest in warrants. Each of these Portfolios may invest up to 5 percent of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and each such Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Portfolio's net assets would be invested in such warrants.

     The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit or loss than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio would lose its entire investment in such warrant.

INTEREST RATE TRANSACTIONS

     The Conseco 20 Focus Portfolio and the High Yield Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio intends to use these transactions as a hedge and not as speculative investments.

     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

     A Portfolio may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

     A Portfolio will not enter into any interest rate transaction unless the unsecured senior debt or the claims- paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP DOWN PREFERRED SECURITIES

     Step down preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.


FUTURES CONTRACTS

     The Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income and Government Securities may engage in futures contracts and may purchase and sell interest rate futures contracts. The Equity and Balanced Portfolios may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. The Balanced Portfolio may also engage in gold and other precious metals futures contracts.

     Such investments may be made by these Portfolios solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Portfolio or in which a Portfolio intends to purchase, and not for purposes of speculation.

     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

     At the time a Portfolio enters into a futures contract, an amount of cash, or liquid securities equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. A Portfolio may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, each Portfolio will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a "commodity pool operator".

     INTEREST RATE FUTURES CONTRACTS. The Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     These Portfolios may purchase and sell interest rate futures as a hedge against changes in interest rates that adversely impact the value of debt instruments and other interest rate sensitive securities being held by a Portfolio. A Portfolio might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

     A Portfolio would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Portfolio to give up income on its investment since long-term rates normally exceed short-term rates.

     OPTIONS ON FUTURES CONTRACTS. The Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase options on interest rate futures contracts, although these Portfolios will not write options on any such contracts. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Portfolio would close out its position before expiration by an offsetting purchase or sale.

     The Portfolios would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described in "Options on Securities" below.

     STOCK INDEX FUTURES CONTRACTS. The Conseco 20 Focus, Equity and Balanced Portfolios may purchase and sell stock index futures contracts. A "stock index" assigns relative values to the common stocks included in an index (for example, the Standard & Poor's 500 and Composite Stock Price Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of the Conseco 20 Focus Portfolio, the Equity Portfolio or the Balanced Portfolio correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

1. When a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

     a.   Forego possible appreciation,

     b. Create a situation in which the securities would be difficult to repurchase, or

     c.   Create substantial brokerage commission;

2. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

3.   To close out stock index futures purchase transactions.

     Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Portfolio is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.   To close out stock index futures sales transactions.

     GOLD FUTURES CONTRACTS. The Balanced Portfolio may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Portfolio sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Portfolio will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Portfolio against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the underlying component. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit-worthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

     A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade. A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, excluding transactions entered into for bona fide hedging purposes and less the amount by which any such positions are "in-the-money" (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Portfolio's net assets.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     The Conseco 20 Focus, Equity, Balanced, Fixed Income and Government Securities Portfolios may purchase put and call options on securities, and the Conseco 20 Focus, Equity and Balanced Portfolios may purchase put and call options on stock indices at such times as the Adviser deems appropriate and consistent with a Portfolio's investment objective. Such Portfolios may also write listed "covered" calls and "secured" put options. A Portfolio may write covered and secured options with respect to not more than 25 percent of its net assets. A Portfolio may purchase call and put options with a value of up to 5 percent of its net assets. Each of these Portfolios may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

     A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities which the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the option which is sold.

     WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may each write "covered" call and "secured" put options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice from OCC if exchanged traded requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to protect partially against increases in the value or securities to be purchased, the Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may write "secured" put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

     A Portfolio may write a call or put option only if the call option is "covered" or the put option is "secured" by the Portfolio. Under a covered call option, the Portfolio is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Portfolio must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Portfolio holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

     OPTIONS ON SECURITIES INDICES. The Conseco 20 Focus, Equity and Balanced Portfolios may purchase call and put options on securities indices. Call and put options on securities indices also may be purchased or sold by a Portfolio for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Conseco 20 Focus, Equity and Balanced Portfolios may write put and call options on securities indices. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, or liquid securities, or the Portfolio must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on certain types of orders.

     There also can be no assurance that a Portfolio would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees the completion of every exchange-traded option, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Portfolio originally purchased the option.

     Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

     The Conseco 20 Focus Portfolio, Balanced Portfolio and High Yield Portfolio may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Portfolio will purchase and sell such contracts for hedging purposes and not as an investment. The Portfolio will not enter into a foreign currency contract with a term of greater than one year.

     Forward  currency  contracts  are  not  traded  on  regulated   commodities
exchanges. A Portfolio entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a foreign currency futures or forward currency position, in which case a Portfolio might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Conseco 20 Focus Portfolio, Balanced Portfolio and High Yield Portfolio values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

     The Conseco 20 Focus Portfolio, Balanced Portfolio and High Yield Portfolio may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Portfolio may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Portfolio may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     The Conseco 20 Focus Portfolio, Balanced Portfolio and High Yield Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency, during the period the Portfolio holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Portfolio will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Portfolio may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Conseco 20 Focus Portfolio, Balanced Portfolio and High Yield Portfolio will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Portfolio cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

SEGREGATION AND COVER FOR OPTIONS, FUTURES AND OTHER FINANCIAL INSTRUMENTS

     The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

     Each Portfolio is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Portfolio will enter into such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

SECURITIES LENDING

     The Conseco 20 Focus and High Yield Portfolios may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco 20 Focus and High Yield Portfolios will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Portfolio's total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

BORROWING

     For temporary purposes, such as to facilitate redemptions, a Portfolio may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Portfolio would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The use of derivatives in connection with leverage may create the potential for significant losses. The Conseco 20 Focus and High Yield Portfolios may pledge assets in connection with permitted borrowings. As a manner of fundamental policy, the Portfolios may (1) borrow money from banks, and (2) enter into reverse repurchase agreements, provided that (1) and (2) in combination do not exceed 33 1/3 of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Additionally, the Portfolio's may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments).

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

     Each Portfolio (except the Money Market Portfolio) may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not purchase more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and
(3) the investment in all investment companies does not exceed 10 percent of assets. Each Portfolio will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

     Investment companies in which the Portfolios may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Portfolio that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Portfolio. The percentage limitations described above significantly limit the costs a Portfolio may incur in connection with such investments.

SHORT SALES

     The Conseco 20 Focus Portfolio and High Yield Portfolio may effect short sales. A short sale is a transaction in which a Portfolio sells a security in anticipation that the market price of the security will decline. A Portfolio may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Portfolio owns the security it sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Portfolio engages in a short sale (other than an short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

     The effect of short selling on a Portfolio is similar to the effect of leverage. Short selling may exaggerate changes in a Portfolio's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Portfolio.

INVESTMENT PERFORMANCE

     The methods by which the investment performance of the Money Market Portfolio are calculated for a specified period of time are described below.

     The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. (The net asset value of this share will be $1.00 except under extraordinary circumstances.) The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing by the number of days in the period; the result is the "current yield." Normally a seven-day period will be used in determining yields (both the current yield and the effective yield discussed below) in published or mailed advertisements.

     The second method results in an amount referred to as the "compounded effective yield." This represents an annualization of the current yield with dividends reinvested daily. This compounded effective yield is calculated for a seven-day period by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     Yield information may be useful to investors in reviewing the performance of the Money Market Portfolio. However, a number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in the Money Market Portfolio is not insured and its yields are not guaranteed. The yields normally will fluctuate on a daily basis. The yields for any given past period are not an indication or representation by the Trust of future yields or rates of return on the shares of the Money Market Portfolio and, therefore, they cannot be compared to yields on savings accounts or other investment alternatives which often provide a guaranteed fixed yield for a stated period of time, and may be insured by a government agency. In comparing the yields of one money market fund to another, consideration should be given to each fund's investment policy, portfolio quality, portfolio maturity, type of instruments held and operating expenses. In addition, the yield of the Money Market Portfolio as well as the yield of the Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios will each be affected by charges imposed by the separate accounts that invest in the Portfolios. See the Prospectus of the applicable separate account for details.

     The High Yield Portfolio, Fixed Income Portfolio and Government Securities Portfolio may advertise investment performance figures, including yield. Each Portfolio's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



                          6
    YIELD = 2 ((A-B/CD)+1)  -1

    Where:

A    = the dividends and interest earned during the period.

B    = the expenses accrued for the period (net of reimbursements, if any).

C    = the average  daily  number of shares  outstanding  during the period that were entitled to receive dividends.

D    = the maximum  offering  prices (which is the net asset value) per share on the last day of the period.



     Based on the 30-day period ended December 31, 2000, the average yield for the Government Securities Portfolio was 5.45%, Fixed Income Portfolio was 6.82% and the High Yield was 5.01%.


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

     Each of the Portfolios may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:


          n
   P (1+T)  =ERV

    Where:

    P     = a hypothetical initial payment of $1,000.

    T     = the average annual total return.

    n     = the number of years.

    ERV   = the ending  redeemable  value at the end of the stated  period of a hypothetical $1,000 payment made at the beginning of the stated period.

     The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

     Each investment performance figure will be carried to the nearest hundredth of one percent.

                          Average Annual Total Returns
                         Periods ended December 31, 2000


                                                                                                   10 Years/or since
               Portfolio Name                         One Year                Five Years               inception*
               --------------                         --------                ----------          ------------------
Conseco 20 Focus Portfolio                              N/A                       N/A                   (15.04%)
--------------------------------------------------------------------------------------------------------------------
Equity Portfolio                                       2.71%                    24.99%                    21.25
--------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                     7.29%                    18.56%                    16.48
--------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                                    N/A                       N/A                     3.20%
--------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                                 9.87%                     6.03%                    6.62%
--------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio                       11.71%                     5.36%                    7.17%
--------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                                 6.08%                     5.31%                    4.63%
--------------------------------------------------------------------------------------------------------------------

* Since inception

  CONSECO 20 FOCUS PORTFOLIO:  MAY 4, 2000
  HIGH YIELD PORTFOLIO:  JUNE 13, 2000
  FIXED INCOME PORTFOLIO:  MAY 1, 1993



NON-STANDARDIZED PERFORMANCE


     In addition, in order to more completely represent a Portfolio's performance or more accurately compare such performance to other measures of investment return, a Portfolio also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.


     From time to time, the Portfolios may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.


     The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

     The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

     The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

     The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

     The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.


     The Merrill Lynch High Yield Master Index consists of publicly placed nonconvertible, coupon-bearing US domestic debt and carries a term to maturity of at least one year. Par amounts outstanding are not less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). The index excludes floating rate debt, equipment trust certificates and Title 11 securities.

     In addition, from time to time in reports and promotions (1) a Portfolio's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Portfolio; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Portfolio or the general economic, business, investment, or financial environment in which a Portfolio operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Portfolio's performance; and (5) the sectors or industries in which a Portfolio invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Portfolio's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS


     The Adviser and any sub-advisers (the "Advisers") are responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial portion of the Trust's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.


     In selecting a broker-dealer to execute each particular transaction, the Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Advisers exercise investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement and custody, or required in connection therewith.


     Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Advisers may select brokers who provide research or other services or who sell shares of the Portfolios to effect portfolio transactions. The Advisers may also select an affiliated broker to execute transactions for the Portfolios, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.


     The Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by a Portfolio's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities with respect to the Portfolio. The Advisers allocate orders placed by them on behalf of these Portfolios in such amounts and proportions as the Advisers shall determine and the Advisers will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     The receipt of research from broker-dealers may be useful to the Advisers in rendering investment management services to these Portfolios and/or the Advisers' other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to these Portfolios. The receipt of such research will not be substituted for the independent research of the Advisers. It does enable the Advisers to reduce costs to less than those which would have been required to develop comparable information through their own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

     During the fiscal years ended December 31, 1998, 1999 and 2000, no Portfolio paid brokerage commissions to any affiliated brokers. During the fiscal years ended December 31, 1998, 1999 and 2000, $1,911,370, $1,787,853, and
$1,932,437 respectively, were paid in brokerage commissions to brokers. The Board of Trustees periodically reviews the Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.


MANAGEMENT

THE ADVISER


     The Adviser provides a continuous investment program for all or a designated portion of the assets of each Portfolio ("Segment"), including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio or Segment. On December 1, 2000, the Adviser and the Trust executed a new investment advisory agreement to allow for the use of subadvisers to manage all or Segments of any of the CST Portfolios. The investment advisory agreement was subject to shareholder approval. On March 29, 2001, shareholders approved this agreement for all the Portfolios.


     The Adviser may retain one or more investment advisers ("Subadvisers"), to provide investment advisory and portfolio management services with respect to the Portfolio, at the Advisers own cost and expense. When a Subadviser is retained, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Subadvisers and ongoing supervision and monitoring of performance for each Subadviser. The Adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.






                                                                  ADVISORY FEES ACCRUED
                                                              FISCAL YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------------------------------
PORTFOLIO                                         1998                  1999                  2000
-------------------------------------------------------------------------------------------------------------
Conseco 20 Focus Portfolio                         N/A                   N/A           $     9,666
-------------------------------------------------------------------------------------------------------------
Equity Portfolio                             $1,318,667           $ 1,527,354          $ 2,203,611
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           $  206,053           $   290,656          $   424,256
-------------------------------------------------------------------------------------------------------------

                                                                ADVISORY FEES ACCRUED
                                                            FISCAL YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------------------------------
                                                  1998                 1999                  2000
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio                               N/A                   N/A           $     7,801
-------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                       $  108,286           $   135,467          $   160,480
-------------------------------------------------------------------------------------------------------------
Government Securities Portfolio              $   28,774           $    52,459          $    70,222
-------------------------------------------------------------------------------------------------------------
Money Market Portfolio                       $   34,393           $   219,494          $   386,009
-------------------------------------------------------------------------------------------------------------

                                                                AMOUNT REIMBURSED/WAIVED
                                                              FISCAL YEAR ENDED DECEMBER 31

PORTFOLIO                                            1998                 1999                  2000
-------------------------------------------------------------------------------------------------------------
Conseco 20 Focus Portfolio                          N/A                   N/A                  N/A
-------------------------------------------------------------------------------------------------------------
Equity Portfolio                             $      463           $   117,489          $    98,351
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           $   33,386           $    44,716          $    34,955
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio                         $     N/A                    N/A          $      N/A
-------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                       $   21,216           $         0          $      N/A
-------------------------------------------------------------------------------------------------------------
Government Securities Portfolio              $   15,354           $         0          $      N/A
-------------------------------------------------------------------------------------------------------------
Money Market Portfolio                       $   11,851           $   109,747          $    193,007
-------------------------------------------------------------------------------------------------------------

On December 1, 2000, the Adviser signed a SubAdvisory Contract with (1) Oak Associates, ltd (OAK) to subadvise the Conseco 20 Focus Portfolio and (2) Chicago Equity Partners, LLC (CEP) to subadvise the Equity Portfolio and the equity portion of the Balanced Portfolio. CCM, the Adviser, pays the subadvisory fee to OAK and CEP, not the Portfolio. Each of these contracts was subject to shareholder approval. On March 29, 2001, shareholders approved the subadvisory contracts between (1) CCM and OAK for the Conseco 20 Focus Portfolio and (2) CCM and CEP for the Equity Portfolio and the equity portion of the Balanced Portfolio.


     PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE TRUST, THE ADVISER HAS AGREED TO WAIVE FEES AND/OR REIMBURSE EXPENSES THROUGH APRIL 30, 2001, SO THAT ANNUAL OPERATING EXPENSES OF EACH PORTFOLIO ARE LIMITED TO THE FOLLOWING NET
EXPENSES: 0.90% FOR THE CONSECO 20 FOCUS PORTFOLIO; 0.85% FOR THE EQUITY PORTFOLIO; 0.85% FOR THE BALANCED PORTFOLIO; 0.90% FOR THE HIGH YIELD PORTFOLIO; 0.70% FOR THE FIXED INCOME PORTFOLIO; 0.70% FOR THE GOVERNMENT SECURITIES PORTFOLIO; AND 0.45% FOR THE MONEY MARKET PORTFOLIO. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES.

     Conseco Variable Insurance Company and Bankers National Life Insurance Company, subsidiaries of Conseco, Inc., hold a majority of the outstanding shares of Conseco Series Trust for the benefit of contract owners.

OTHER SERVICE PROVIDERS


     THE  ADMINISTRATOR.  Conseco  Services,  LLC, a wholly owned  subsidiary of
Conseco, acts as Administrator to the Trust. Under the agreement, the Administrator will supervise the overall administration of the Portfolios. These administrative services may include supervising the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations, supervising the maintenance of books and records, and other general administrative responsibilities. For providing these services, the Administrator will receive a fee from the Trust as follows: 0.15% for the first $200 million; 0.10% for the next $300 million; and 0.08% in excess of $500 million.

For the fiscal year ended December 31, 2000, the following administration fees were paid:



                  Fund                           Fees Paid
 ----------------------------------------------------------------------
 Conseco 20 Focus Portfolio                         $  1,381
----------------------------------------------------------------------
 Equity Portfolio                                   $263,246
----------------------------------------------------------------------
 Balanced Portfolio                                 $ 65,270
 ----------------------------------------------------------------------
 High Yield Portfolio                               $  1,114
 ----------------------------------------------------------------------
 Fixed Income Portfolio                             $ 32,096
 ----------------------------------------------------------------------
 Government Securities Portfolio                    $ 14,044
 ----------------------------------------------------------------------
 Money Market Portfolio                             $ 77,202
 ----------------------------------------------------------------------


     CUSTODIAN. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as Custodian of the assets of each Portfolio.


     CODE OF ETHICS. The Fund, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter "Code") pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the Investment Company Act of 1940 (the "Investment Company Act") and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the "Insider Trading Act"). Under the Code, neither director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or
(2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.

     INDEPENDENT ACCOUNTANTS/AUDITORS. PricewaterhouseCoopers LLP, 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent accountant.


DISTRIBUTION ARRANGEMENTS

     Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Portfolio pursuant to an Underwriting Agreement, dated May 1, 2001. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Subject to the compensation arrangement discussed below, the Distributor bears all of expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect only so long as such continuance is specifically approved at least annual (a) by the Board of Trustees of the Trust, or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or such Portfolio), and (b) by a majority of the Trustees who are not interested persons of the Distributor or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the non-interested Board members, on not more than sixty (60) days' written notice, or by the Underwriter on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment, (as defined by the provisions of the Investment Company Act of 1940, as amended) of this Agreement.

PLAN OF DISTRIBUTION AND SERVICE


     The Trust has adopted a plan of distribution and service (the "Plan") dated May 1, 2001 with respect to each Portfolio, except for the Money Market Portfolio, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

     Pursuant to the Plan, each Portfolio may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Portfolio's average daily net assets.

     The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales-related costs. The portion of payments made by a Portfolio for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

     In accordance with the terms of the Plan, the Distributor provides to each Portfolio, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

     The Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Trustees believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of shares of each Portfolio, economies of scale, reduced expense ratios and greater portfolio diversification.

     Shareholders of the Portfolios approved the Plan at a shareholder meeting held on March 29, 2001 at the Conseco offices.

     Under the term of the Plan, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and the Trustees in a manner described above must also approve material amendments to the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio affected thereby. The Plan will automatically terminate in the event of their assignment.

TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below. As of the date of this Prospectus, Dr. Parrish and Dr. LeCroy are Owners of contracts with Conseco Variable Insurance Company; none of the other Trustees or officers own any of the shares of any of the Portfolios, either directly or through ownership of the Contracts.



    NAME, ADDRESS                                POSITION HELD WITH                      PRINCIPAL OCCUPATION(S)
    AND AGE                                      TRUST OR ADVISER                        DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
WILLIAM P. DAVES, JR. (75)                        Chairman of the Board,   Consultant    to    insurance    and    healthcare
5723 Trail Meadow                                 Trustee                  industries;    Director,    Chairman   and   Chief
Dallas, TX 75230                                                           Executive  Officer,  FFG Insurance Co.;   Chairman
                                                                           of  the  Board   and   Trustee   of  three   other
                                                                           investment companies  managed by  CCM.

MAXWELL E. BUBLITZ* (45)                          President and Trustee    Chartered Financial Analyst;  CEO,   President and
11825 N. Pennsylvania St.                                                  Director,    CCM.    Previously,    Senior    Vice
Carmel, IN 46032                                                           President,   Investments,   of   Conseco,    Inc.;
                                                                           President and Trustee of three  other  investment
                                                                           companies managed by CCM.

HAROLD W. HARTLEY (77)                            Trustee                  Trustee   of  the   Trust;   Chartered   Financial
502 Canal Cove Court                                                       Analyst;  Director,  Ennis Business  Forms,  Inc.;
Ft. Myers Beach, Fl 33931                                                  Retired,   Executive   Vice   President,   Tenneco
                                                                           Financial  Services,  Inc.; Trustee of three other
                                                                           investment companies managed by  CCM.

DR. R. JAN LECROY (69)                            Trustee                  Trustee   of  the   Trust;   Director,   Southwest
841 Liberty                                                                Securities  Group,   Inc.;   Retired,   President,
Dallas, TX 75204                                                           Dallas  Citizens  Council;  Trustee of three other
                                                                           investment companies managed by CCM.

DR. JESS H. PARRISH (73)                          Trustee                  Trustee of the Trust;  Former  President,  Midland
2805 Sentinel                                                              College;  Higher Education Consultant.  Trustee of
Midland, TX 79701                                                          three other investment companies managed by CCM.

    NAME, ADDRESS                                POSITION HELD WITH                      PRINCIPAL OCCUPATION(S)
    AND AGE                                      TRUST OR ADVISER                        DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
DAVID N. WALTHALL (55)
1 Galleria Tower, Suite 1050                      Trustee                  Trustee of the Trust;  Principal,  Walthall  Asset
13355 Noel Road                                                            Management.   Former  President,  Chief  Executive
Dallas, TX 75240                                                           Officer  and   Director  of  Lyrick   Corporation.
                                                                           Formerly,   President  and  CEO,   Heritage  Media
                                                                           Corporation.  Formerly,  Director,  Eagle National
                                                                           Bank.    Trustee   of   three   other   investment
                                                                           companies managed by CCM.

WILLIAM P. KOVACS (55)                            Vice President,          Vice  President,   General   Counsel,   Secretary,
11825 N. Pennsylvania St.                         General Counsel,         Chief  Compliance  Officer  and  Director  of CCM.
Carmel, IN 46032                                  Secretary, Chief         Vice   President  and  Secretary  of  three  other
                                                  Compliance Officer and   investment  companies managed by CCM.  Previously,
                                                  Director                 Of Counsel to  Shefsky &  Froelich  and  Rudnick &
                                                                           Wolfe;   Prior   thereto,   Vice   President   and
                                                                           Assistant  Secretary,  Kemper Financial  Services,
                                                                           Inc.

JAMES S. ADAMS (41)                               Senior Vice President,   Senior Vice President,  Chief  Accounting  Officer
11815 N. Pennsylvania St.                         Chief Accounting         and   Treasurer  of  Conseco,   Inc.  and  various
Carmel, IN 46032                                  Officer and Treasurer    subsidiaries.    Treasurer    of    three    other
                                                  of Conseco, Inc. and     investment companies managed by CCM.
                                                  various subsidiaries

WILLIAM T. DEVANNEY, JR.  (45)                    Senior Vice President,   Senior  Vice   President,   Corporate   Taxes,  of
11815 N. Pennsylvania St.                         Corporate Taxes, of      Conseco  Services, LLC and  various  subsidiaries,
Carmel, IN 46032                                  Conseco Services, LLC    Vice   President   of   three   other   investment
                                                  and various              companies managed by CCM.
                                                  subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------


* The Trustee so indicated is an "interested person," as defined in the Investment Company Act of 1940, of the Trust due to the positions indicated with the Adviser and its affiliates.



The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 2000 for affiliated investment companies within the Fund Complex. In addition to Conseco Series Trust, the Fund Complex as of December 31, 2000 consists of: Conseco Fund Group, Conseco Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc.

Effective July 1, 2000, each Trustee who is not an "interested person" of the Fund receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting or independent Trustee meeting they attend, and a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses.

The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.




                               COMPENSATION TABLE

                              Aggregate     Total Compensation from Investment
                             Compensation         Companies in the Trust
Name of Person, Position     from the Trust      Complex Paid to Trustees
--------------------------- --------------- -----------------------------------
William P. Daves, Jr.           $13,667                  $40,397(17)

Harold W. Hartley               $12,917                  $38,334(17)
Dr. R. Jan LeCroy               $12,917                  $38,334(17)
Dr. Jess H. Parrish             $12,917                  $38,334(17)
David N. Walthall               $12,916                  $38,334(17)


NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS

THE VALUE OF THE SECURITIES OF THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio's use of the amortized cost method is conditioned on compliance with certain conditions contained in Rule 2a-7 (the "Rule") under the 1940 Act. The Rule also obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of difference of more than one-half of one percent between the two. To minimize any material dilution or other unfair results which might arise from differences between the two, the Trustees will take such steps as they consider appropriate (e.g., redemption in kind or shortening the average portfolio maturity).

     It is the normal practice of the Money Market Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the principal amount of the security. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the yield on shares of the Portfolio will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the yield on shares of the Portfolio will tend to be lower than if the valuation was based upon market prices and estimates.

THE VALUE OF THE SECURITIES OF THE OTHER PORTFOLIOS


     Securities held by all Portfolios except the Money Market Portfolio will be valued as follows: Portfolio securities which are traded on stock exchanges are valued at the closing market prices on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices as quoted by one or more dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. In valuing below investment grade securities, it should be recognized that judgment plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last sale information is available. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     Investors should understand that, as Owners, they will not receive directly any dividends or other distributions from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.


     It is each Portfolio's intention to distribute sufficient net investment income to avoid the imposition of federal income tax on the Portfolio. Each Portfolio also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio, other than the Money Market Portfolio, consists of all dividends and/or interest received less its estimated expenses (including fees payable to the Adviser). Net investment income of the Money Market Portfolio consists of accrued interest (i) plus or minus amortized discounts or premiums, (ii) plus or minus realized gains or losses on portfolio securities, (iii) less the estimated expenses of that Portfolio applicable to that dividend period. The Balanced Portfolio is also required to include in its taxable income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Portfolio receives no interest payment on the securities during the year. Similarly, that Portfolio must include in its taxable income each year any interest on payment-in-kind securities in the form of additional securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Internal Revenue (the "Code"), that Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash the Portfolio actually receives. Those distributions will be made from the Portfolio's cash assets or the proceeds from sales of portfolio securities, if necessary.

     Dividends from the Government Securities Portfolio, Fixed Income Portfolio and High Yield Portfolio will be declared and reinvested monthly in additional full and fractional shares of those respective Portfolios. Dividends from the Balanced Portfolio will be declared and reinvested quarterly in additional full and fractional shares of those respective Portfolios. Dividends for the Equity Portfolio and Conseco 20 Focus Portfolio will be declared and reinvested annually in additional full and fractional shares of those respective Portfolios. Dividends from the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of that Portfolio. However, the Trustees may decide to declare dividends at other intervals.

     Distributions of each Portfolio's net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term gains, and net realized gains from foreign currency transactions, if any, is declared and paid to its shareholders annually after the close of its fiscal year. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

     Each Portfolio of the Trust is treated as a separate corporation for federal income tax purposes and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As such, a portfolio will not be subject to federal income tax on the part of its net investment income and net realized capital gains that it distributes to shareholders. To qualify for treatment as a "regulated investment company," each Portfolio must, among other things, derive at least 90 percent of its gross income for each taxable year from dividends, interest and gains from the sale or other disposition of securities.


GENERAL

     The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1 percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders. See the Contract and Policy Prospectuses for information as to the voting of shares by Owners.

     Each issued and outstanding share of each Portfolio is entitled to participate equally in dividends and distributions of the respective Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.


     Under Rule 18f-2 (the "Rule") under the 1940 Act, as to any investment company which has two or more series (such as the Portfolios) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases on which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.


     Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEPENDENT ACCOUNTANTS

     The financial statements of the Trust included in the Prospectus and the Statement of Additional Information have been examined by PricewaterhouseCoopers L.L.P., Indianapolis, Indiana, independent accountants, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of the firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS


     Audited Financial Statements for the Conseco Series Trust Conseco 20 Focus Portfolio, Equity Portfolio, Balanced Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio, and the Money Market Portfolio, and for the fiscal year ended December 31, 2000 are incorporated by reference from the Trust's annual report to shareholders.

                              CONSECO SERIES TRUST
                              ADMINISTRATIVE OFFICE
                          11815 N. PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032



SAI-100 (5/00)
                                                                  May 1, 2001

                                     PART C

                              CONSECO SERIES TRUST
                           Conseco 20 Focus Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio


                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a)  Articles of Incorporation:

          --   Amended Declaration of Trust, incorporated herein by reference to
               Exhibit 1 (i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1 (File No. 2-80455) filed on June 28, 1983; Amendment to Amended Declaration of Trust, incorporated by reference to Exhibit No. 1 (ii) to Post-Effective Amendment No. 1 to the Registration Statement of Form N-1A (File No. 2-80455) April 20, 1984; Amendment to Amended Declaration of Trust incorporated by reference to Exhibit No. 1 (iii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

     (b)  Bylaws

          -- By-Laws, incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1 (File No. 2-80455). All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

     (c)  Instruments Defining Rights of Security Holders

          --   Not Applicable.

     (d)  Investment Advisory Contracts

          (1) Investment Advisory Agreements, incorporated by reference to Exhibit No. 5 to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988; and an Investment Advisory Agreement dated January 1, 1993 between the Registrant and Conseco Capital Management, Inc. incorporated by reference to Exhibit No. 5 (ii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

          (2) Investment Advisory Agreements for the High Yield Portfolio and the Conseco 20 Focus Portfolio, incorporated by reference to the Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

          (3) Investment Advisory Agreement between Conseco Series Trust and Conseco Capital Management, Inc. Filed herewith.

          (4) Investment Sub-Advisory Agreement between Chicago Equity Partners, LLC and Conseco Capital Management, Inc., on behalf of Conseco Equity and the equity portion of the Conseco Balanced Portfolio. Filed herewith.

          (5) Investment Sub-Advisory Agreement between Oak Associates, ltd. and Conseco Capital Management, Inc., on behalf of the Conseco 20 Focus Portfolio. Filed herewith.

     (e)  Underwriting Contracts

          -- Principal Underwriting Agreement between Conseco Series Trust and Conseco Equity Sales, Inc. Filed herewith.

     (f)  Bonus or Profit Sharing Contracts

          --   Not Applicable.

     (g)  Custodian Agreements

          -- Custodian Agreement incorporated by reference to Exhibit No. 8 to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993; and Custodian Agreement incorporated by reference to Exhibit No. (g) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999.

     (h)  Other Material Contracts

          (1)  Administration Agreement incorporated by reference to Exhibit No.
               (h) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999;

          (2)  Amended  Schedule  A  to  the  Administration  Agreement.   Filed
               herewith.

          (3)  Fund  Sub-Administration   Servicing  Agreement  between  Conseco
               Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith.

          (4) Fund Sub-Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith.

     (i)      Legal Opinion

              -- Incorporated by reference to the Post-Effective Amendment No 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

     (j)      Consent of Independent Accountants

              --      Filed herewith.

     (k)      Omitted Financial Statements

              --      Not Applicable.

     (l)      Letter of Intent

              --      Not Applicable.

     (m)      Plan of Distribution Pursuant to Rule 12b-1



     (n)      Rule 18f-3 Plan

               --     Not Applicable.

     (o) Code of Ethics. Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

          (1)  Code of Ethics. Chicago Equity Partners, LLC. Filed herewith.

          (2)  Code of Ethics. Oak Associates, ltd. Filed herewith

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

     CONSECO, INC. (Indiana) - (publicly traded)

          Conseco Capital Management, Inc. (Delaware)

          Marketing Distribution Systems Consulting Group, Inc. (Delaware)

               MDS of New Jersey, Inc. (New Jersey)

          Conseco Equity Sales, Inc. (Texas)

          Conseco Risk Management, Inc. (Indiana)

          Conseco Mortgage Capital, Inc. (Delaware)

          Conseco Group Risk Management Company (Mississippi)

          Conseco Finance Corp. (Delaware)

          CIHC, Incorporated (Delaware)

               Conseco Services, LLC (Indiana)

               Conseco Marketing, LLC (Indiana)

          Conseco Securities, Inc. (Delaware)

          Bankers National Life Insurance Company (Texas)

          Bankers Life Insurance Company of Illinois (Illinois)

               Bankers Life & Casualty Company (Illinois)

               Conseco Direct Life Insurance Company (Pennsylvania)

               Conseco Annuity Assurance Company (Illinois)

                    Vulcan Life Insurance Company (Indiana)

               Conseco Senior Health Insurance Company (Pennsylvania)

                    Conseco Life Insurance (Bermuda) Limited

                    Conseco Life Insurance Company of New York (New York)

               Conseco Variable Insurance Company (Texas)

                    Washington National Insurance Company (Illinois)

                         United Presidential Life Insurance Company (Indiana)

     Wabash Life Insurance Company (Kentucky)

          Conseco Life Insurance Company (Indiana)

               Geneva International Insurance Company, Inc. (Turks and Caicos Islands)

               Pioneer Life Insurance Company (Illinois)

                    Manhattan National Life Insurance Company (Illinois)

                         Conseco Medical Insurance Company (Illinois)

          Conseco Health Insurance Company (Arizona)

          Frontier National Life Insurance Company (Ohio)

     Consumer Acceptance Corporation (Indiana)

               NAL Financial Group, Inc. (Delaware)

     Conseco Series Trust (Massachusetts)*

     Conseco Fund Group (Massachusetts) (publicly held)**

     Conseco Strategic Income Fund (Massachusetts) (publicly held) ***

* The shares of Conseco Series Trust currently are sold to insurance separate accounts, both affiliated and unaffiliated.

** The shares of the Conseco Fund Group are sold to the public; Conseco affiliates currently hold in excess of 16.4% of its shares.

*** The shares of the Conseco Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM 25.  INDEMNIFICATION

     Reference is made to Articles II and V of the Declaration of Trust filed as Exhibit (1) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-80455) June 19, 1984. Reference is also made to Article VII of the Investment Advisory Agreements filed as Exhibit (5) to Post-Effective Amendment No. 8 and Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988 and April 28, 1993, respectively.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Conseco Capital Management, Inc. (the "Adviser") is an Indiana corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., also an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

     The principal officers and directors of Conseco Capital Management, Inc. are as follows:

     Maxwell E. Bublitz, CEO, President and Director; Senior Vice President of Conseco, Inc.; President and Trustee of Conseco Fund Group; President and Trustee of Conseco Strategic Income Fund; President and Trustee of Conseco Series Trust.

     Gregory J. Hahn, Senior Vice President; Vice President and Trustee of Conseco Fund Group; Vice President and Trustee of Conseco Strategic Income Fund; and Trustee of Conseco Series Trust.

     William P. Kovacs, Vice President, General Counsel, Secretary, Chief Compliance Officer and Director; Vice President and Secretary of Conseco Fund Group; Vice President and Secretary of Conseco Strategic Income Fund; Vice President and Secretary of Conseco Series Trust; Vice President, General Counsel and Secretary of Conseco Equity Sales, Inc.; Vice President, General Counsel and Secretary of Conseco Securities, Inc.

     Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITER

     Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Conseco Capital Management, Inc., or the Custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826 or the Sub-Administrator/Sub-Account Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 .

ITEM 29.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 30.  UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Conseco Series Trust, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 29 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No.29 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Carmel, of the State of Indiana, on the 1st day of May, 2001.

                           CONSECO SERIES TRUST


                           By: /S/ MAXWELL E. BUBLITZ
                               ---------------------------------
                               Maxwell E. Bublitz
                               President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                             DATE

/S/ MAXWELL E. BUBLITZ*            President                         May 1, 2001
-----------------------------      (Principal Executive Officer)
Maxwell E. Bublitz                 and Trustee


/S/ WILLIAM P. DAVES, JR.*         Chairman of the Board and         May 1, 2001
-----------------------------
William P. Daves, Jr.              Trustee


/S/ HAROLD W. HARTLEY*             Trustee                           May 1, 2001
-----------------------------
Harold W. Hartley

/S/ DR. R. JAN LECROY*             Trustee                           May 1, 2001
-----------------------------
Dr. R. Jan LeCroy


/S/ DR. JESS H. PARRISH*           Trustee                           May 1, 2001
-----------------------------
Dr. Jess H. Parrish


/S/ JAMES S. ADAMS                 Treasurer                         May 1, 2001
-----------------------------
James S. Adams

/S/ DAVID N. WALTHALL*             Trustee                           May 1, 2001
-----------------------------
David N. Walthall

     * /S/  WILLIAM P. KOVACS
     ------------------------
     William P. Kovacs
     Attorney-in-fact

Exhibit (d) (3) Investment Advisory Agreement between Conseco Series Trust and Conseco Capital Management, Inc.

                         INVESTMENT MANAGEMENT CONTRACT

     WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and

     WHEREAS the Trust desires to retain CCM and may desire to have one or more investment advisers (each a "Subadviser") provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Portfolio"); and

     WHEREAS the Trust desires to retain CCM as investment manager to furnish certain portfolio management services to the Trust with respect to each Portfolio for which a Subadviser is employed, and CCM is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Trust hereby appoints CCM as investment adviser of the Trust and each Portfolio for the period and on the terms set forth in this Contract. CCM accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.   Employment; Duties of CCM.

     (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and any written guidelines adopted by the Board, CCM will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio or Segment. CCM will determine from time to time what investments will be purchased, retained or sold by each Portfolio or Segment. CCM will be responsible for placing purchase and sell orders for investments and for other related transactions for each Portfolio or Segment. CCM will be responsible for voting proxies of issuers of securities held by each Portfolio or Segment. CCM understands that each Portfolio's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). CCM will provide services under this Contract in accordance with each Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

     (b) CCM agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Portfolio, CCM may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide CCM with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Portfolio or Segment, and CCM may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to CCM's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of CCM to each Portfolio and its other clients and that the total commissions paid by each Portfolio or Segment will be reasonable in relation to the benefits to each Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to CCM, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. CCM may aggregate sales and purchase orders with respect to the assets of each Portfolio or Segment with similar orders being made simultaneously for other accounts advised by CCM or its affiliates. Whenever CCM simultaneously places orders to purchase or sell the same security on behalf of a Portfolio and one or more other accounts advised by CCM, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (c) CCM will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by CCM on behalf of each Portfolio or Segment, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, CCM hereby agrees that all records that it maintains for a Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Portfolio upon request by the Trust.

     (d) At such times as shall be reasonably requested by the Board, CCM will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Portfolio or Segment and make available to the Board any economic, statistical and investment services that CCM normally makes available to its institutional or other customers.

     (e) In accordance with procedures adopted by the Board, as amended from time to time, CCM is responsible for assisting in the fair valuation of all portfolio securities in each Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of CCM for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

     3. Retention of a Subadviser. CCM may retain one or more Subadvisers, at CCM's own cost and expense. In the event that CCM retains one or more Subadviser(s) for a Portfolio, the following provisions apply:

     (a) Subject to the oversight and direction of the Board of Trustees of the Trust ("Trustees"), CCM will provide to the Trust investment management evaluation services by performing initial reviews of prospective Subadviser(s) for each Portfolio and supervising and monitoring performance of the Subadviser(s) thereafter. CCM agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. CCM further agrees to communicate performance expectations and evaluations to the Subadviser(s), and to recommend to the Trust whether agreements with Subadviser(s) should be renewed, modified or terminated.

     (b) CCM will be responsible for informing the Subadviser(s) of the investment objective(s), policies and restrictions of the Portfolio for which each Subadviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Subadviser(s) with respect to the Portfolio for which each Subadviser is responsible, and for monitoring each Subadviser's discharge of its duties; but CCM is not responsible for the specific actions (or inactions) of a Subadviser in the performance of the duties assigned to it.

     (c) With respect to each Subadviser for a Portfolio, CCM shall enter into an agreement ("Subadvisory Agreement") with the Subadviser in substantially the form previously approved by the Board.

     (d) CCM shall be responsible for the fees payable to and shall pay the Subadviser(s) of a Portfolio the fee as specified in the Subadvisory Agreement relating thereto.

     4. Further Duties. In all matters relating to the performance of this Contract, CCM will act in conformity with the Declaration of Trust, By-Laws and the currently effective registration statement of the Trust and any amendments or supplements thereto ("Registration Statement") and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, The Advisors Act, and the rules under each, and all other applicable federal and state laws and regulations.

     5. Services Not Exclusive. The services furnished by CCM hereunder are not to be deemed exclusive and CCM shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of CCM, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6.   Expenses.

     (a) During the term of this Contract, each Portfolio will bear all expenses, not specifically assumed by CCM, incurred in its operations and the offering of its shares.

     (b) Expenses borne by each Portfolio will include but not be limited to the following (or each Portfolios' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Portfolio by CCM under this Contract;
(iii) filing fees and expenses relating to the registrations and qualification of the Portfolio's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (iv) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or CCM; (v) all expenses incurred in connection with the Trustees' services, including travel expenses; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Portfolio for violation of any law; (ix) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (x) charges of custodians, transfer agents and other agents; (xi) costs of preparing share certificates; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Portfolio; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or redemption options; (xx) charges and expenses of any outside pricing service used to value portfolio securities; (xxi) interest on borrowings of the Trust; and (xxii) fees or expenses related to license agreements with respect to securities indices.

     (c) The Trust or a Portfolio may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by CCM and acknowledged as otherwise payable by CCM pursuant to this Contract, a Portfolio may reduce the fee payable to CCM pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to CCM on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

     (d) CCM will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

     (e) The payment or assumption by CCM of any expenses of the Trust or a Portfolio that CCM is not required by this Contract to pay or assume shall not obligate CCM to pay or assume the same or any similar expense of the Trust or a Portfolio on any subsequent occasion.

     7.   Compensation.

     (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to a Portfolio, the Trust will pay to CCM a fee, computed daily and paid monthly, at an annual rate as set forth on Schedule A hereto (as such schedule may be amended from time to time), expressed as a percentage of average daily net assets of the Portfolio.

     (b) The fee shall be computed daily and paid monthly to CCM on or before the first business day of the next succeeding calendar month.

     (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     8. Limitation of Liability of CCM. CCM and its officers, directors, employees and delegates, including any Subadviser to a Portfolio, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, a Portfolio or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of CCM, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to a Portfolio or the Trust or acting with respect to any business of a Portfolio or the Trust, to be rendering such service to or acting solely for a Portfolio or the Trust and not as an officer, director, employee, or agent or one under the control or direction of CCM even though paid by it.

     9. Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Portfolio shall not be liable for any obligations of any Portfolio or the Trust under this Agreement and CCM agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

     10.  Duration and Termination.

     (a) This Contract shall become effective for each Portfolio upon the day and year first written above, provided that this Contract has been approved for the Portfolio by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Portfolio.

     (c) Notwithstanding the foregoing, with respect to a Portfolio, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio upon delivery of sixty (60) days' written notice to CCM and may be terminated by CCM at any time, without the payment of any penalty, upon delivery of sixty (60) days' written notice to the Trust. Termination of this Contract with respect to a Portfolio shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Portfolio. This Contract shall terminate automatically in the event of its assignment.

     11. Additional Portfolios. In the event that the Trust establishes one or more series of shares with respect to which it desires to have CCM render services under this Contract, it shall so notify CCM in writing. If CCM agrees in writing to provide said services, such series of shares shall become a Portfolio hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

     12. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to a Portfolio shall be effective until approved by vote of the Independent Trustees or a majority of the Portfolio's outstanding voting securities.

     13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that section 9 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Indiana or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

     14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                              CONSECO SERIES TRUST
Attest: /s/ William P. Kovacs                 By  /s/ Maxwell E. Bublitz
        ---------------------                     ----------------------
        William P. Kovacs                     Name:  Maxwell E. Bublitz
        Secretary                             Title: President


                                              CONSECO CAPITAL MANAGEMENT, INC.
Attest: /s/ William P. Kovacs                 By /s/ Gregory J. Hahn
        --------------------                     ----------------------
        William P. Kovacs                     Name:  Gregory J. Hahn
        Secretary                             Title: Senior Vice President



                              CONSECO SERIES TRUST
                         INVESTMENT MANAGEMENT CONTRACT


                                   SCHEDULE A

         Series                                                  Annual Fee
Conseco 20 Focus Portfolio                                          0.70%
Equity Portfolio                                                    0.65%
Balanced Portfolio                                                  0.65%
High Yield Portfolio                                                0.70%
Fixed Income Portfolio                                              0.50%
Government Securities Portfolio                                     0.50%
Money Market Portfolio                                              0.25%




Exhibit (d) (4) Investment Sub-Advisory Agreement between Chicago Equity Partners, LLC and Conseco Capital Management, Inc., on behalf of Conseco Equity and the equity portion of the Conseco Balanced Portfolio.

                              SUB-ADVISORY CONTRACT

      Agreement made as of Friday, December 1, 2000 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Chicago Equity Partners, LLC, a Delaware limited liability company ("Sub-Adviser").

RECITALS

      (1) CCM has entered into an Interim Investment Management Agreement, dated Friday, December 1, 2000 ("Management Agreement"), with Conseco Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

      (2) CCM wishes to retain the Sub-Adviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

      (3)   The Sub-Adviser is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Sub-Adviser agree as follows:

      1. APPOINTMENT. CCM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to each Fund for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.    DUTIES AS SUB-ADVISER.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Sub-Adviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

      (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Sub-Adviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner that the Sub-Adviser believes to be equitable over time to each account.

      (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of each Fund or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust; provided, however, that Sub-Adviser may retain copies of such records.

      (d) At such times as shall be reasonably requested by the Board or CCM, the Sub-Adviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment, including an affirmative statement with respect to compliance, employees gained or lost, accounts gained or lost and any litigation or change of structure during the quarter, and make available to the Board and CCM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional customers; provided, however, that Sub-Adviser shall not be responsible for portfolio accounting or generating reports derived from portfolio accounting information.

      (e) The Sub-Adviser shall not be responsible for pricing portfolio securities. The Trust's Administrator or Sub-Administrator shall price portfolio securities. However, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser shall use its reasonable efforts to assist CCM in determining a fair value or valuation methodology for portfolio securities for which market quotations are not readily available.

      3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. CCM agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, certified board resolutions approving the Management Agreement and this contract, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).

      4. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Fund or CCM. CCM shall bear all costs of obtaining shareholder approval of this Contract, if required by law.

      5.    COMPENSATION.

      (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to his contract, CCM, not each Fund, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The sub-advisory fee will be based on the average daily net assets of a Fund or Segment (computed in the manner specified in the Management Agreement) and CCM will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Fund within the Sub-Adviser's Segment.

      (b)   The  fee  shall  be  accrued  daily  and  payable   monthly  to  the
Sub-Adviser on or before the last business day of the next succeeding calendar month.

      (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

      6.    LIMITATION OF LIABILITY.

      (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Manager shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any loss not resulting from Sub-Adviser's gross negligence, bad faith, or willful misfeasance on its part in the performance of its duties or from its reckless disregard of its obligations and duties under this Contract. Section 6 shall survive the termination of this Contract.

      (b) In no event will the Sub-Adviser have any responsibilities for any portion of a Fund's investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund.

            In particular, in the event the Sub-Adviser shall manage only a portion of a Fund's investments, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

            Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to CCM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon reasonable prior written request of CCM, the Sub-Adviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser will notify CCM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

      (d) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

      8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be on the Board of Trustees of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      9.    DURATION AND TERMINATION.

      (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund's outstanding voting securities.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

      (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect a Fund. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to each Fund.

      10. ADDITIONAL FUNDS. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Sub-Adviser render services under this Agreement, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

      11. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities, if required by law.

      12. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

      13. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

      14. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of Maxwell E. Bublitz, President and Chief Executive Officer, with a copy thereof to William P. Kovacs, Vice President and General Counsel, Conseco Capital Management, Inc., 11825 N. Pennsylvania St., Carmel, Indiana, 46032. All notices provided to the Sub-Adviser will be sent to the attention of the Compliance Officer.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                          CONSECO CAPITAL MANAGEMENT, INC.

                                          11825 North Pennsylvania Street
                                          Carmel, Indiana 46032

By:                                       By:
     Name:  /s/ WILLIAM P. KOVACS             Name:   /s/ MAXWELL E. BUBLITZ
            -------------------------                 --------------------------
     Title: Secretary                         Title:  President and
                                                      Chief Executive Officer

                                          CHICAGO EQUITY PARTNERS, LLC


Attest:

By:                                       By:
     Name:  /s/ PATRICK C. LYNCH              Name:   /s/ JAMES D. MILLER
            -------------------------                 --------------------------
     Title: Managing Director                 Title:  President

                              CONSECO SERIES TRUST
                              SUB-ADVISORY CONTRACT

                                   SCHEDULE A

               SERIES                                   ANNUAL FEE
               ------
Equity Portfolio                                     30 basis points
The equity portion of Balanced Portfolio             30 basis points



Exhibit (d) (5) Investment Sub-Advisory Agreement between Oak Associates, ltd. and Conseco Capital Management, Inc., on behalf of the Conseco 20 Focus Portfolio.


                              SUB-ADVISORY CONTRACT

      Agreement made as of Friday, December 1, 2000 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Oak Associates, Ltd., a Ohio limited liability company ("Sub-Adviser").

RECITALS

      (1) CCM has entered into an Interim Investment Management Agreement, dated Friday, December 1, 2000 ("Management Agreement"), with Conseco Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

      (2) CCM wishes to retain the Sub-Adviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

      (3)   The Sub-Adviser is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Sub-Adviser agree as follows:

      1. APPOINTMENT. CCM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to each Fund for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.    DUTIES AS SUB-ADVISER.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Sub-Adviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

      (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Sub-Adviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner that the Sub-Adviser believes to be equitable over time to each account.

      (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of each Fund or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust; provided, however, that Sub-Adviser may retain copies of such records.

      (d) At such times as shall be reasonably requested by the Board or CCM, the Sub-Adviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment, including an affirmative statement with respect to compliance, employees gained or lost, accounts gained or lost and any litigation or change of structure during the quarter, and make available to the Board and CCM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional customers; provided, however, that Sub-Adviser shall not be responsible for portfolio accounting or generating reports derived from portfolio accounting information.

      (e) The Sub-Adviser shall not be responsible for pricing portfolio securities. The Trust's Administrator or Sub-Administrator shall price portfolio securities. However, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser shall use its reasonable efforts to assist CCM in determining a fair value or valuation methodology for portfolio securities for which market quotations are not readily available.

      3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. CCM agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, certified board resolutions approving the Management Agreement and this contract, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).

      4. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Fund or CCM. CCM shall bear all costs of obtaining shareholder approval of this Contract, if required by law.

      5.    COMPENSATION.

      (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, CCM, not each Fund, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The sub-advisory fee will be based on the average daily net assets of a Fund or Segment (computed in the manner specified in the Management Agreement) and CCM will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Fund within the Sub-Adviser's Segment.

      (b)   The  fee  shall  be  accrued  daily  and  payable   monthly  to  the
Sub-Adviser on or before the last business day of the next succeeding calendar month.

      (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

      6.    LIMITATION OF LIABILITY.

      (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Manager shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any loss not resulting from Sub-Adviser's gross negligence, bad faith, or willful misfeasance on its part in the performance of its duties or from its reckless disregard of its obligations and duties under this Contract. Section 6 shall survive the termination of this Contract.

      (b) In no event will the Sub-Adviser have any responsibilities for any portion of a Fund's investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund.

            In particular, in the event the Sub-Adviser shall manage only a portion of a Fund's investments, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

            Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to CCM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon reasonable prior written request of CCM, the Sub-Adviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser will notify CCM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

      (d) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

      8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be on the Board of Trustees of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      9.    DURATION AND TERMINATION.

      (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund's outstanding voting securities.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

      (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect a Fund. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to each Fund.

      10. ADDITIONAL FUNDS. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Sub-Adviser render services under this Agreement, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

      11. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities, if required by law.

      12. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

      13. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

      14. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of Maxwell E. Bublitz, President and Chief Executive Officer, with a copy thereof to William
P. Kovacs, Vice President and General Counsel, Conseco Capital Management, Inc., 11825 N. Pennsylvania St., Carmel, Indiana, 46032. All notices provided to the Sub-Adviser will be sent to the attention of the Compliance Officer.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                         CONSECO CAPITAL MANAGEMENT, INC.
                                         11825 North Pennsylvania Street
                                         Carmel, Indiana 46032

By:                                      By:
    Name:  /s/ William P. Kovacs             Name:  /s/ Maxwell E. Bublitz
           --------------------------               ----------------------------
           Title:  Secretary                 Title: President and
                                                    Chief Executive Officer

                                         OAK ASSOCIATES, LTD.

Attest:

By:                                      By:
    Name:  /s/ Maxwell E. Bublitz            Name:  /s/ James D. Oelschlager
           --------------------------               ----------------------------
    Title: Client Services                   Title: Investment Manager and
                                                    Chief Executive Officer

                              CONSECO SERIES TRUST
                              SUB-ADVISORY CONTRACT

                                   SCHEDULE A

          SERIES                                              ANNUAL FEE

Conseco 20 Focus Portfolio                                  30 basis points



Exhibit (e) Form of Principal Underwriting Agreement between Conseco Series Trust and Conseco Equity Sales, Inc.

                    FORM OF PRINCIPAL UNDERWRITING AGREEMENT

                          BETWEEN CONSECO SERIES TRUST

                                       AND

                           CONSECO EQUITY SALES, INC.

      THIS PRINCIPAL UNDERWRITING AGREEMENT, is entered into as of this 1st day of May, 2001, by and between Conseco Series Trust ("Trust"), a Massachusetts Business Trust, and Conseco Equity Sales, Inc., a Texas corporation (the "Underwriter").

                                   WITNESSETH:

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company, and its shares are registered pursuant to the Securities Act of 1933 (the "1933 Act");

      WHEREAS, the Trust has established several separate series of shares, each of which represents a separate diversified portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule is amended from time to time, shall be referred to herein as a "Portfolio");

      WHEREAS, the Trust has issued shares of each Portfolio in one or more classes (each a "Class"), and has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to certain of those Classes (each a "12b-1 Class");

      WHEREAS, the Underwriter is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and is a member in good standing with the National Association of Securities Dealers, Inc. ("NASD");

      WHEREAS, the Trust desires to retain the Underwriter to act as the Trust's principal underwriter in connection with the offering and sale of shares of each Portfolio and to furnish certain other services; and

      WHEREAS, the Underwriter is willing to act as principal underwriter and to furnish such services pursuant to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

      1.    UNDERWRITING SERVICES

      The Trust hereby engages the Underwriter, and the Underwriter hereby agrees to act, as principal underwriter for the Trust in the sale and distribution of the shares of the Trust. The Underwriter agrees to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

      2.    SALE OF TRUST SHARES

      Such shares are to be sold only on the following terms: (a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Trust. Any offer or sale shall be conclusively presumed to have been accepted by the Trust if the Trust shall fail to notify the Underwriter of the rejection of such offer or sales prior to the computation of the net asset value of the Trust's shares next following receipt by the Trust of notice of such offer or sale. (b) No share of the Trust shall be sold by the Underwriter for any consideration other than cash. (c) Shares of the Trust are not available to the public. The Trust is available for sale only to separate accounts of Conseco Variable Insurance Company and to certain of its life insurance affiliates for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts").

      3.    REGISTRATION OF SHARES

      The Trust agrees to make prompt and reasonable efforts to effect and keep in effect, at its expense, the registration or qualification of its shares for sale in such jurisdictions as the Trust may designate.

      4.    INFORMATION TO BE FURNISHED TO THE UNDERWRITER

      The Trust agrees that it will furnish the Underwriter with such information with respect to the affairs and accounts of the Trust as the Underwriter may from time to time reasonably require, and further agrees that the Underwriter, at all reasonable times, shall be permitted to inspect the books and records of the Trust.

      5.    ALLOCATION OF EXPENSES

      During the period of this contract, the Trust shall pay or cause to be paid all expenses, costs, and fees incurred by the Trust which are not assumed by the Underwriter or Conseco Capital Management, Inc., the Trust's investment adviser. The Underwriter shall pay costs associated with the distribution of shares of the Trust. Distribution-related payments may include, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Underwriter or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Underwriter may undertake such activities directly or may compensate others for undertaking such activities. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and portfolio composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require, or maintaining customer accounts and records. Agreements for the payment of fees to the Underwriter, Insurance Companies or others shall be in a form approved from time to time by the Board, including the non-interested Board members.

      6.    COMPENSATION TO THE UNDERWRITER

      Pursuant to the Trust's Distribution and Service Plan adopted by the shareholders of the Trust in accordance with Rule 12b-1 under the 1940 Act (the "Plan"), the Trust shall pay the Underwriter a total fee each month equal to
 .25% per annum of the average daily net assets represented by shares of the Trust to cover the costs of "distribution-related activities" and other "non-distribution services" as described in the Plan ("Distribution Expenses"). Average daily net assets shall be computed in accordance with the Trust's currently effective Prospectus. Amounts payable to the Underwriter under the Plan may exceed or be less than the Underwriter's actual Distribution Expenses. In the event such Distribution Expenses exceed amounts payable to the Underwriter under the Plans, the Underwriter shall not be entitled to reimbursement by the Trust. In each year during which this Agreement remains in effect, the Underwriter will prepare and furnish to the Board of Trustees of the Trust, and the Board will review, on a quarterly basis, written reports complying with the requirements of Rule 12b-1 under the 1940 Act that set forth the amounts expended under this Agreement and the Plan and the purposes for which those expenditures were made.

      7.    LIMITATION OF THE UNDERWRITER'S AUTHORITY

      The Underwriter shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Trust.

      8.    SUBSCRIPTION FOR SHARES--REFUND FOR CANCELLED ORDERS

      The subscription for the shares of the Trust shall be solely from separate accounts pursuant to the terms of the variable life insurance policies and variable annuity contracts.

      9.    INDEMNIFICATION OF THE TRUST

      The Underwriter agrees to indemnify the Trust against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Trust by the Underwriter. In the event of the threat or institution of any such litigation or legal proceedings against the Trust, the Underwriter shall defend such action on behalf of the Trust at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, the Underwriter shall not be required to pay or reimburse the Trust for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Trust to the Underwriter, or to the Underwriter by a director, officer, or employee of the Trust who is not an interested person of the Underwriter, unless the information so supplied or omitted was available to the Underwriter or Management without recourse to the Trust or any such person referred to above.

      10.   FREEDOM TO DEAL WITH THIRD PARTIES

      The Underwriter shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

      11.   EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

      The effective date of this Agreement is set forth in the first paragraph of this Agreement. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Trustees of the Trust, or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or such Portfolio), and (b) by a majority of the Trustees who are not 3 interested persons of the Underwriter or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the outstanding Shares of the Trust (or such Portfolio) or by vote of a majority of the non-interested Board members, on not more than sixty (60) days' written notice, or by the Underwriter on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment, (as defined by the provisions of the Investment Company Act of 1940, as amended) of this Agreement.

     12.  AMENDMENTS TO AGREEMENT

     No material amendment to this Agreement shall be effective until approved by the Underwriter and by vote of majority of the Board of Trustees of the Trust who are not interested persons of the Underwriter, and such amendment is in writing and signed by both parties.

      13.   NOTICES

      Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      14.   LIABILITY

      In the absence of willful misfeasance, bad faith or gross negligence on the part of the Underwriter or reckless disregard by the Underwriter of its obligations and duties hereunder, the Underwriter shall not be subject to liability to the Trust or any Portfolio or its shareholders for any act or omission in the course of or in connection with rendering services hereunder.

      15.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, except insofar as the 1940 Act may be controlling.

      16.   NO WAIVER

      The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

      17.   SEVERABILITY

      The provisions of this Agreement shall be construed severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

      18.   LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

      A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees, not individually. The Underwriter acknowledges and agrees that the obligations of a Portfolio hereunder are not binding upon any of the Trustees or shareholders of a Portfolio personally but are binding only upon the assets and property of that Portfolio and no other.

      IN WITNESS WHEREOF, The Trust and the Underwriter have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                          CONSECO SERIES TRUST

                                          By:
                                                ---------------------------
ATTEST:

-----------------------


                                          CONSECO EQUITY SALES, INC.

                                          By:
                                                -------------------------------

ATTEST:

-----------------------

Exhibit (h) (2) Amended Schedule A to the Administration Agreement.

                              CONSECO SERIES TRUST
                            ADMINISTRATION AGREEMENT

                           CONSECO 20 FOCUS PORTFOLIO
                                EQUITY PORTFOLIO
                               BALANCED PORTFOLIO
                              HIGH YIELD PORTFOLIO
                             FIXED INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
                             MONEY MARKET PORTFOLIO

                                     AMENDED
                                   SCHEDULE A

      The effective date of this schedule is May 1, 2001. It shall remain in full force and effect until subsequently amended.

      The Fund shall pay to the Administrator a fee computed at the annual rate as set forth below:

                                                    ANNUAL FEE

             First $200,000,000                        0.15%
             Next $300,000,000                         0.10%
             In excess of $500,000,000                 0.08%

                                                 AMENDMENT EFFECTIVE MAY 1, 2001

Exhibit (h) (3) Form of Fund Sub-Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC.

                 FORM OF FUND ADMINISTRATION SERVICING AGREEMENT

      THIS AGREEMENT is made and entered into as of _____, 2001, by and between Conseco Services, LLC, a limited liability corporation organized under the laws of the State of Indiana (hereinafter referred to as "CONSECO") and Firstar Mutual Fund Services, LLC, a limited liability corporation organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

      WHEREAS, CONSECO is in the business of providing, among other things, services to the Conseco Series Trust, a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (hereinafter referred to as the "Trust");

      WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

      WHEREAS, FMFS is in the business of providing, among other things, mutual fund administration services to investment companies; and

      WHEREAS,   CONSECO   desires  to  retain  FMFS  to  provide   mutual  fund
administration services to each of the portfolios of the Trust, (each a "Fund") listed on Exhibit A attached hereto, as it may be amended from time to time.

      NOW, THEREFORE, in consideration of the mutual agreements herein made, CONSECO and FMFS agree as follows:

1.    APPOINTMENT OF ADMINISTRATOR

            CONSECO hereby appoints FMFS as Administrator of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.    DUTIES AND RESPONSIBILITIES OF FMFS

      A.    Compliance

            1.    Regulatory Compliance

                  a.    Monitor   and   document   compliance   with   1940  Act
                        requirements, including asset diversification tests.

                  b. Monitor and document Fund's compliance with the policies and investment limitations of the Trust as set forth in its Prospectus and Statement of Additional Information.

                  c.    Maintain   awareness  of   applicable   regulatory   and
                        operational service issues and recommend dispositions.

            2.    IRS Compliance

                  a.    Monitor  the Trust's  status as a  regulated  investment
                        company   under   Subchapter   M,   including    without
                        limitation, review of the following:

                        1)    Asset diversification requirements

                        2)    Qualifying income requirements

                        3)    Distribution requirements

                  b. Calculate required distributions (including excise tax distributions).

      B.    Financial Reporting

            1. Provide financial data required by Fund's Prospectus and Statement of Additional Information;

            2. Supervise the Trust's Custodian and Trust's Fund Accountant in the maintenance of the Trust's general ledger and in the preparation of the Fund's financial statements, including oversight of expense accruals and payments, of the determination of net asset value of the Trust's net assets and of the Trust's shares, and of the declaration and payment of dividends and other distributions to shareholders;

            3. Monitor the expense accruals and notify Trust management of any proposed adjustments.

            4. Prepare periodic financial statements, which will include without limitation the following items:

                        Schedule of Investments
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Statement of Changes in Net Assets
                        Cash Statement
                        Schedule of Capital Gains and Losses

      C.    Tax Reporting

            1.    Monitor IRS requirements for regular and excise tax purposes

            2.    Monitor wash sale losses

            3.    Calculate eligible dividend income for corporate shareholders

3.    COMPENSATION

            FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time.
      CONSECO agrees to pay all fees and reimbursable expenses within 30 business days following the receipt of the billing notice.

4.    PERFORMANCE OF SERVICE; LIMITATION OF LIABILITY

            A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys'
      fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

            FMFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Trust may sustain or incur or which may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

            In the event of a mechanical  breakdown or failure of  communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

            Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

            B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim, which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

5.    PROPRIETARY AND CONFIDENTIAL INFORMATION

            FMFS agrees on behalf of itself and its Trustees, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

6.   DATA NECESSARY TO PERFORM SERVICES

            The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at times and in such form as mutually agreed upon if FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

7.   TERM OF AGREEMENT

            This Agreement shall become effective as of the date hereof and will continue in effect for a period of three (3) years. During the initial three (3) year term of this Agreement, if the Trust terminates any services with FMFS, the Trust agrees to compensate Firstar an amount equal to the fees remaining under the initial three (3) year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three (3) year term, this Agreement may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended at any time by mutual written consent of the parties.

8.   NOTICES

            Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows: Notice to FMFS shall be sent to:

            Ms. Sue Weber
            Firstar Mutual Fund Services, LLC
            615 East Michigan Street
            Milwaukee, WI  53202

      and notice to CONSECO and the Trust shall be sent to:

            Mr. Gregory J. Hahn
            Conseco Services, LLC
            11815 N. Pennsylvania Street
            Carmel, Indiana  46032

9.   NO AGENCY RELATIONSHIP

            Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other party to this Agreement, or to conduct business in the name of, or for the account of the other party to this Agreement.

10.  PROPRIETARY AND CONFIDENTIAL INFORMATION

            FMFS agrees on behalf of itself and its Trustees, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

11.  DUTIES IN THE EVENT OF TERMINATION

            In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

12.   GOVERNING LAW

            This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

13.   RECORDS

            FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to CONSECO but not inconsistent with the rules and regulations of appropriate government authorities, in particular,
      Section 31 of the 1940 Act and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Trust on and in accordance with its request.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.

CONSECO SERVICES, LLC                          FIRSTAR MUTUAL FUND SERVICES, LLC

By:_______________________________             By: _____________________________


Attest: __________________________        Attest: ______________________________

                       FUND ADMINISTRATION AND COMPLIANCE
                               ANNUAL FEE SCHEDULE

                                   EXHIBIT A

      NAME OF SERIES                           DATE ADDED

CONSECO SERIES TRUST

                                               Conseco 20 Focus Portfolio
                                               Equity Portfolio
                                               Balanced Portfolio
                                               High Yield Portfolio
                                               Fixed Income Portfolio
                                               Government Securities Portfolio
                                               Money Market Portfolio

Annual fee based upon fund group assets:

      12 basis points on the first $200 million of aggregate assets
       8 basis points on the next $300 million of aggregate assets 5 basis points on the balance of aggregate assets

Minimum of $60,000 per fund - determined in aggregate and allocated to funds based upon relative net assets.

Extraordinary services quoted separately.

Plus out-of-pocket expense reimbursements, including but not limited to:

            Postage
            Programming (as mutually agreed by both parties)
            Stationery
            Proxies
            Retention of records
            Special reports
            Federal and state regulatory filing fees
            Certain insurance premiums
            Expenses from board of Trustees meetings
            Auditing and legal expenses

Plus out-of-pocket expenses, including pricing service:

            Domestic and Canadian Equities              $.15
            Options                                     $.15
            Corp/Gov/Agency Bonds                       $.50
            CMO's                                       $.80

            International Equities and Bonds            $.50
            Municipal Bonds                             $.80
            Money Market Instruments                    $.80

Fees and out-of-pocket expenses are billed to CONSECO monthly


Exhibit (h) (4) Form of Fund Sub-Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC.

                   FORM OF FUND ACCOUNTING SERVICING AGREEMENT

      THIS AGREEMENT is made and entered into as of __________, 2001, by and between Conseco Services, LLC, a limited liability corporation organized under the laws of the State of Indiana (hereinafter referred to as "CONSECO") and Firstar Mutual Fund Services, LLC, a limited liability corporation organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

      WHEREAS, CONSECO is in the business of providing, among other things, services to the Conseco Series Trust, a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (hereinafter referred to as the "Trust");

      WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

      WHEREAS, FMFS is in the business of providing, among other things, mutual fund accounting services to investment companies; and

      WHEREAS, CONSECO desires to retain FMFS to provide accounting services to each of the portfolios of the Trust, (each a "Fund") listed on Exhibit A attached hereto, as it may be amended from time to time.

      NOW, THEREFORE, in consideration of the mutual agreements herein made, CONSECO and FMFS agree as follows:

1.    APPOINTMENT OF FUND ACCOUNTANT

      CONSECO hereby appoints FMFS as Fund Accountant of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.    DUTIES AND RESPONSIBILITIES OF FMFS

            A.    Portfolio Accounting Services:

                  (1) Maintain portfolio records on a trade date+1 basis using security trade information communicated from the investment manager.

                  (2) For each valuation date, obtain prices from a pricing sources approved by the Board of Trustees of the Trust and apply those prices to the portfolio positions. For those securities where market quotations are not readily available, the Board of Trustees of the Trust shall approve, in good faith, the method for determining the fair value for such securities.

                  (3) Identify interest and dividend accrual balances as of each valuation date and calculate gross earnings on investments for the accounting period.

                  (4) Determine gain/loss on security sales and identify them as, short-term or long-term; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

            B.    Expense Accrual and Payment Services:

                  (1) For each valuation date, calculate the expense accrual amounts as directed by the Trust as to methodology, rate or dollar amount.

                  (2) Record payments for Fund expenses upon receipt of written authorization from Trust.

                  (3) Account for Fund expenditures and maintain expense accrual balances at the level of accounting detail, as agreed upon by FMFS and the Trust.

                  (4)   Provide expense accrual and payment reporting.

            C.    Fund Valuation and Financial Reporting Services:

                  (1) Account for Fund share purchases, sales, exchanges, transfers, dividend reinvestments, and other Fund share activity as reported by the transfer agent on a timely basis.

                  (2)   Apply equalization accounting as directed by the Trust.

                  (3) Determine net investment income (earnings) for the Fund as of each valuation date. Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

                  (4) Maintain a general ledger and other accounts, books, and financial records for the Fund in the form as agreed upon.

                  (5) Determine the net asset value of the Fund according to the accounting policies and procedures set forth in the Fund's Prospectus.

                  (6) Calculate per share net asset value, per share net earnings, and other per share amounts reflective of Fund operations at such time as required by the nature and characteristics of the Fund.

                  (7) Communicate, at an agreed upon time, the per share price for each valuation date to parties as agreed upon from time to time.

                  (8) Prepare monthly reports, which document the adequacy of accounting detail to support month-end ledger balances.

            D.    Tax Accounting Services:

                  (1) Maintain accounting records for the investment portfolio of the Fund to support the tax reporting required for IRS-defined regulated investment companies.

                  (2)   Maintain tax lot detail for the investment portfolio.

                  (3) Calculate taxable gain/loss on security sales using the tax lot relief method designated by the Trust.

                  (4) Provide the necessary financial information to support the taxable components of income and capital gains distributions to the transfer agent to support tax reporting to the shareholders.

            E.    Compliance Control Services:

                  (1) Support reporting to regulatory bodies and support financial statement preparation by making the Fund's accounting records available to the Trust, the Securities and Exchange Commission, and the outside auditors.

                  (2) Maintain accounting records according to the 1940 Act and regulations provided thereunder;

            F. FMFS will perform the following accounting functions on a daily basis:

                  (1) Reconcile cash and investment balances of each Portfolio with the Custodian, and provide the Advisor with the beginning cash balance available for investment purposes;

                  (2) Update the cash availability throughout the day as required by the Advisor;

                  (3) Transmit or mail a copy of the portfolio valuation to the Advisor;

                  (4) Review the impact of current day's activity on a per share basis, review changes in market value of securities, and review yields for reasonableness.

            G.    In addition, FMFS will:

                  (1)   Prepare monthly security transactions listings;

                  (2) Supply various Trust, Portfolio and class statistical data as requested on an ongoing basis.

3.    PRICING OF SECURITIES

      For each valuation date, obtain prices from a pricing source selected by FMFS but approved by the Trust's Board of Trustees and apply those prices to the portfolio positions of the Fund. For those securities where market quotations are not readily available, the Trust's Board of Trustees shall approve, in good faith, the method for determining the fair value for such securities.

      If the Trust desires to provide a price, which varies from the pricing source, the Trust shall promptly notify and supply FMFS with the valuation of any such security on each valuation date. All pricing changes made by the Trust will be in writing and must specifically identify the securities to be changed by CUSIP, name of security, new price or rate to be applied, and, if applicable, the time period for which the new price(s) is/are effective.

4.    CHANGES IN ACCOUNTING PROCEDURES

      Any resolution passed by the Board of Trustees of the Trust that affects accounting practices and procedures under this Agreement shall be effective upon written receipt and acceptance by the FMFS.

5.    CHANGES IN EQUIPMENT, SYSTEMS, SERVICE, ETC.

      FMFS reserves the right to make changes from time to time, as it deems advisable, relating to its services, systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the service provided to the Trust under this Agreement.

6.    COMPENSATION

      FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time. CONSECO agrees to pay all fees and reimbursable expenses within 30 business days following the receipt of the billing notice.

7.    PERFORMANCE OF SERVICE; LIMITATION OF LIABILITY

            A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, CONSECO and the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

            FMFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Trust may sustain or incur or which may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

            In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

            Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

            B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim, which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

8.    NO AGENCY RELATIONSHIP

      Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other party to this Agreement, or to conduct business in the name of, or for the account of the other party to this Agreement.

9.    RECORDS

      FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to the Trust but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act, and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Trust on and in accordance with its request.

10.   DATA NECESSARY TO PERFORM SERVICES

      The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at such times and in such form as mutually agreed upon. If FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

11.   NOTIFICATION OF ERROR

      The Trust will notify FMFS of any balancing or control error caused by FMFS the later of: within three (3) business days after receipt of any reports rendered by FMFS to the Trust; within three (3) business days after discovery of any error or omission not covered in the balancing or control procedure, or within three (3) business days of receiving notice from any shareholder.

12.   PROPRIETARY AND CONFIDENTIAL INFORMATION

      FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

13.   TERM OF AGREEMENT

      This Agreement shall become effective as of the date hereof and will continue in effect for a period of three (3) years. During the initial three (3) year term of this Agreement, if the Trust terminates any services with FMFS, the Trust agrees to compensate Firstar an amount equal to the fees remaining under the initial three (3) year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three (3) year term, this Agreement may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended by mutual written consent of the parties.

14.   NOTICES

      Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows: Notice to FMFS shall be sent to:

           Ms. Sue Weber
           Firstar Mutual Fund Services, LLC
           615 East Michigan Street
           Milwaukee, WI  53202

and notice to CONSECO and the Trust shall be sent to:

            Mr. Gregory J. Hahn
            Conseco Services, LLC
            11815 N. Pennsylvania Street
            Carmel, Indiana  46032

15.   DUTIES IN THE EVENT OF TERMINATION

      In the event that in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust transfer to such successor all relevant books, records, correspondence and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained the same, the Trust shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records and other data by such successor.

16.   GOVERNING LAW

      This Agreement shall be construed in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the SEC thereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

CONSECO SERVICES, LLC                       FIRSTAR MUTUAL FUND SERVICES, LLC

By: ________________________________        By: ____________________________


Attest: ____________________________        Attest: ________________________

                            FUND ACCOUNTING SERVICES
                               ANNUAL FEE SCHEDULE

      EXHIBIT A

          NAME OF SERIES                         DATE ADDED

       CONSECO SERIES TRUST
                                                 Conseco 20 Focus Portfolio
                                                 Equity Portfolio
                                                 Balanced Portfolio
                                                 High Yield Portfolio
                                                 Fixed Income Portfolio
                                                 Government Securities Portfolio
                                                 Money Market Portfolio

Exhibit (j)  Consent of Independent Accountants

We consent to the inclusion in Post-Effective Amendment No. 29 to the Registration Statement of Conseco Series Trust (the "Trust") on Form N-1A (File Nos. 811-3641 and 2-80455) of our report dated the 26th day of February, 2001, on our audit of the financial statements and financial highlights of the Trust, which report is included in the Annual Report to Shareholders for the year ended December 31, 2000, which is incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference to our Firm under the caption "Independent Accountants".

                                            /s/ PRICEWATERHOUSECOOPERS, LLP
                                            -------------------------------
                                                PricewaterhouseCoopers, LLP

Indianapolis, Indiana

April 28, 2001

Exhibit (m) Form of Plan of Distribution Pursuant to Rule 12b-1 with respect to Conseco Equity Sales, Inc.

                    FORM OF PLAN OF DISTRIBUTION AND SERVICE
                             PURSUANT TO RULE 12b-1

                              CONSECO SERIES TRUST

      WHEREAS, Conseco Series Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

      WHEREAS, the Trust has established several separate series of shares, each of which represents a separate portfolio of investments, and may establish additional series of shares (each series of the Trust shall be referred to herein as a "Fund"); and

      WHEREAS, the Trust is authorized to issue shares of each Fund in one or more classes (each a "Class").

      WHEREAS,   the  Trust  has  engaged   Conseco  Equity  Sales,   Inc.  (the
"Distributor") as distributor of the shares of the Funds pursuant to the Principal Underwriting Agreement dated as of May 1, 2001; and

      WHEREAS, the Trust desires to adopt a Plan of Distribution and Service (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to those Classes of the Funds listed on Schedule A hereto, as such schedule may be amended from time to time, (each a "Designated Class" and collectively the "Designated Classes") and the Board of Trustees of the Trust (the "Trustees") has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Trust, each Fund and the shareholders of each Designated Class thereof.

      NOW, THEREFORE, the Trust, with respect to each Designated Class, hereby adopts this Plan in accordance with Rule 12b-1, on the following terms and conditions:

      1. Each Fund shall pay to the Distributor, as compensation for distributing each Designated Class's shares and for servicing shareholder accounts, a fee for each Designated Class computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The fees shall be payable regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor with respect to that Designated Class in a particular year. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees may determine.

      2. (a) As principal underwriter of each Designated Class's shares, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of such shares, including, but not limited to, compensation to employees of the Distributor; compensation to the Distributor and to brokers, dealers or other financial intermediaries that have a Selling Group Agreement in effect with the Distributor ("Authorized Dealers"); expenses of the Distributor and Authorized Dealers, including overhead, salaries, and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing, and distribution of sales literature and advertising materials.

            (b) The Distributor may spend such amounts as it deems appropriate on the servicing of shareholder accounts, including, but not limited to, maintaining account records for shareholders; answering inquiries relating to shareholders' accounts, the policies of the Funds and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional services; and producing and disseminating shareholder communications or servicing materials; and may pay compensation and expenses, including overhead, salaries, and telephone and other communications expenses, to Authorized Dealers and employees who provide such services.

      3. This Plan shall not take effect with respect to any Class of a Fund until the Plan, together with any related agreement(s), has been approved for that Class of the Fund by votes of a majority of both (a) the Trustees and (b) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") cast in person at a meeting called for the purpose of voting on the Plan and such related agreement(s); and only if the Trustees who approve the Plan have reached the conclusion required by Rule 12b-1(e) with respect to that Class's shares.

      4. This Plan shall remain in effect for one year from the date above written and shall continue in effect with respect to each Designated Class thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

      5. The Distributor shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended by the Distributor under the Plan and the purposes for which such expenditures were made.

      6. This Plan may be terminated with respect to any Designated Class at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Designated Class, voting separately from any other Class. 2

      7. This Plan may not be amended to increase materially the amount of compensation payable by any Designated Class under paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Designated Class, voting separately from any other Class. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof provided, however, an amendment to the Plan to decrease the amount of compensation payable may be made by a majority of both the Trustees and those Trustees who are not "interested persons" of the Trust.

      8. While this Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) shall be committed to the discretion of the Trustees who are themselves not such interested persons.

      9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, any such agreement, or any such report, as the case may be, the first two years in an easily accessible place.

      IN WITNESS WHEREOF, the Trust has executed this Plan as of the day and year first above written.

                                                CONSECO SERIES TRUST

                                                By: ____________________________

                                   SCHEDULE A

            SERIES                                         ANNUAL FEE

            Conseco 20 Focus Portfolio                         0.25
            Equity Portfolio                                   0.25
            Balanced Portfolio                                 0.25
            High Yield Portfolio                               0.25
            Fixed Income Portfolio                             0.25
            Government Securities Portfolio                    0.25


Exhibit (o) (1)  Code of Ethics.  Chicago Equity Partners, LLC

Under the terms of the Investment  Advisers Act of 1940, Chicago Equity Partners
      LLC (Chicago Equity Partners) has a fiduciary relationship in providing investment management services to its clients. This Code of Ethics shall govern all Associates, Directors and Managing Directors (collectively, "Covered Persons") of Chicago Equity Partners

                                 GENERAL POLICY

      Covered Persons shall conduct themselves with integrity and act ethically in their dealings with clients, the public and fellow Covered Persons. All Covered Persons will comply with the AIMR Code of Ethics (Exhibit A) and Chicago Equity Partners Personal Securities Trading Guidelines (see Policy E-04-A).

                      COMPLIANCE WITH LAWS AND REGULATIONS

      Covered Persons shall maintain knowledge of and shall comply with all applicable laws and regulations of any governing agency of self-regulatory organization, and shall comport himself or herself in conformity with standards or conduct promulgated by applicable professional or financial organizations.

            PROHIBITION AGAINST USE OF MATERIAL NONPUBLIC INFORMATION

      Covered Persons shall comply with all government laws and regulations and Chicago Equity Partners' policies and procedures relating to the use and communication of material nonpublic information. Covered Persons shall not trade securities while in possession of, nor communicate, material nonpublic information in breach of a duty, or if the information is misappropriated.

                RESPONSIBILITY OF MANAGEMENT AND COVERED PERSONS

      Management of Chicago Equity Partners shall establish, maintain and enforce this Code of Ethics and relevant policies and procedures designed to implement the standards hereunder, to prevent the breach of any applicable laws and regulations. Compliance is an individual responsibility. Failure to comply with all rules and regulations will result in penalties up to and including termination.

                              INVESTMENT MANAGEMENT

      Covered Persons of Chicago Equity Partners engaged in any facet of investment management of client accounts shall exercise diligence and thoroughness in making investment recommendations, avoiding material misrepresentations, and maintaining records to support the reasonableness of any such actions. Such Covered Persons shall deal fairly with all clients in disseminating investment recommendations and taking investment actions.

                            PRIORITY OF TRANSACTIONS

      Covered Persons shall ensure that transactions for clients shall have priority over transactions in securities or other investments in which Covered Persons have beneficial interests. Management of Chicago Equity Partners shall take appropriate measures to ensure that all Covered Persons abide by the highest ethical standards, in conformity with all applicable government laws and regulations, as well as Chicago Equity Partners' policies and procedures.

                              CONFLICTS OF INTEREST

      Covered Persons shall make every effort to avoid even the appearance of conflict of interest in the conduct of their duties. Covered Persons shall disclose to clients any conflict of interest.

                         PRESERVATION OF CONFIDENTIALITY

      Covered  Persons  shall  preserve  the   confidentiality   of  information
communicated  by  the  client  concerning   matters  within  the  scope  of  the
confidential relationship.

                             PROFESSIONAL MISCONDUCT

      Covered Persons shall not commit any felony or other criminal act that upon conviction materially reflects adversely on his/her honesty or trustworthiness, nor shall he or she engage in conduct involving dishonesty, fraud, deceit or misrepresentation.

Exhibit (o) (2)  Code of Ethics.  Oak Associates, ltd.

                                 CODE OF ETHICS

                                   ADOPTED BY
                              OAK ASSOCIATES, LTD.

                             PURSUANT TO RULE 17j-1
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               (REVISED MAY 2000)

1.    PURPOSES

      This Code of Ethics ("Code") has been adopted by Oak Associates, ltd. ("Oak"), an Ohio limited liability company, in accordance with Rule 17j-1(b) under the Investment Company Act of 1940 (the "Act") and in accordance with the following general principles:

      (a)   THE DUTY AT ALL TIMES TO PLACE THE INTERESTS OF SHAREHOLDERS FIRST.

      Oak investment advisory personnel should scrupulously avoid serving their own personal interests ahead of the interests of shareholders of mutual funds advised by Oak in any decision relating to their personal investments.

      (b)   THE  REQUIREMENT  THAT  ALL  PERSONAL  SECURITIES   TRANSACTIONS  BE
CONDUCTED  CONSISTENT  WITH THE CODE AND IN SUCH A MANNER AS TO AVOID ANY ACTUAL
OR

POTENTIAL CONFLICT OF INTEREST OR ANY ABUSE OF AN INDIVIDUAL'S POSITION OF TRUST AND RESPONSIBILITY.

      Oak investment advisory personnel must not only seek to achieve technical compliance with the Code but should strive to abide by its spirit and the principles articulated herein.

      (C) THE FUNDAMENTAL STANDARD THAT OAK INVESTMENT ADVISORY PERSONNEL SHOULD NOT TAKE INAPPROPRIATE ADVANTAGE OF THEIR POSITIONS.

      Oak investment advisory personnel must avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interest of Fund shareholders, including, but not limited to the receipt of unusual investment opportunities, perquisites, or gifts of more than a DE MINIMIS value from persons doing or seeking business with a Fund.

      Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by investment advisors to investment companies, if effected by associated persons of such companies.

      The purpose of the Code is to establish procedures consistent with the Act and Rule 17j-1 to give effect to the following general prohibitions as set forth in rule 17j-1:

      (1) It is unlawful for any affiliated person of or principal underwriter for a registered investment company, or any affiliated person of an investment adviser of or principal underwriter for a registered investment company in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired, as defined in this section, by such registered investment company.

            (i) To employ any device, scheme or artifice to defraud such registered investment company;

            (ii) To make to such registered investment company any untrue statement of a material fact or omit to state to such registered investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

            (iii) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any such registered investment company; or

            (iv) To engage in any manipulative practice with respect to such registered investment company.

2.    DEFINITIONS

      (a) "Access Person" means any director/trustee, officer, general partner or Advisory Person (including any Investment Personnel, as that term is defined herein) of Oak.

      (b) "Adviser/Subadviser" means Oak in its capacity as the adviser or subadviser of a Fund, or both, as the context may require.

      (c)   "Advisory Person" means:

            (i)   any   employee  of  Oak  (or  of  any  company  in  a  control
      relationship to any Fund or Oak) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

            (ii) any natural person in a control relationship to Oak who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of a security.

      (d) "Beneficial Ownership" will be interpreted in a manner consistent with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

      (e)   "Code" means this Code of Ethics.

      (f) "Compliance Officer" means the person designated by Oak as having responsibility for compliance with the requirements of the Code.

      (g)   "Control"  will have the same meaning as that set forth in Section 2
(a) (9) of the Act.

      (h) "Disinterested Director/Trustee" means a Director/Trustee of a Fund who is not an "interested person" of such Fund within the meaning of Section 2(a)(19) of the Act.

      (i) "Fund" means each investment company registered the Act as to which Oak is an Adviser or Subadviser.

      (j) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of the Securities Exchange Act of 1934.

      (k) "Investment Personnel" means Portfolio Managers and other Advisory Persons who provide investment information and/or advice to the Portfolio Manager(s) and/or help execute the Portfolio Manager's (s') investment decisions, including securities analysts and traders.

      (l)   "Oak" means Oak Associates, ltd.

      (m) "Portfolio Manager" means any Advisory Person who has the direct responsibility and authority to make investment decisions for a Fund.

      (n) "Purchase or sale of a Security" includes, INTER ALIA, the writing of an option to purchase or sell a security.

      (o) "Security" will have the meaning set forth in Section 2(a)(36) of the Act, except that it will not include shares of registered open-end investment companies, securities issued by the United States Government, short-term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Act, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, and such other money market instruments as are designated by the Compliance Officer. For purposes of the Code, an "equivalent Security" is one that has a substantial economic relationship to another Security. This would include, among other things,

            (i)   a Security that is convertible into another Security,

            (ii) with respect to an equity Security, a Security having the same issuer (including a private issue by the same issuer) and any derivative, option or warrant relating to that Security and

            (iii) with respect to a fixed-income Security, a Security having the same issuer, maturity, coupon and rating.

3.    APPLICABILITY

      The prohibitions described below will only apply to a transaction in a Security in which the designated Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership.

4.    PROHIBITED PURCHASES AND SALES

      (a) INITIAL PUBLIC OFFERINGS. No Investment Personnel may acquire any securities in an Initial Public Offering.

      (b)   PRIVATE  PLACEMENTS.   No  Investment   Personnel  may  acquire  any
Securities in a private placement without express prior approval.

            (i) Prior approval must be obtained in accordance with the preclearance procedure described in Section 6 below. Such approval will take into account, among other factors, whether the investment opportunity should be reserved for a Fund and its shareholders and whether the opportunity is being offered to the Investment Personnel by virtue of his or her position with Oak.

            (ii) Investment Personnel who have been authorized to acquire securities in a private placement must disclose that investment to the chief investment officer (including his or her designee) of the
      Adviser/Subadviser (or of any unit or subdivision thereof) or the Compliance Officer when they play a part in any subsequent consideration of an investment by a Fund in the issuer. In such circumstances, a Fund's decision to purchase securities of the issuer will be subject to an independent review by appropriate personnel with no personal interest in the issuer.

      (C)   BLACKOUT PERIODS.

            (i) Except as provided in Section 5 below, Access Persons are prohibited from executing a securities transaction on a day during which any Fund has a pending "buy" or "sell" order in the same or an equivalent Security and until such time as that order is executed or withdrawn; provided, however, that this prohibition shall not apply to Disinterested Directors/Trustees except if they have actual knowledge of trading by any Fund and, in any event, only with respect to those Funds on whose boards they sit.

            This prohibition shall also not apply to Access Persons of Oak who do not, in the ordinary course of fulfilling his or her official duties, have access to information regarding the purchase and sale of securities for a Fund; provided that securities investments effected by such Access Persons during the proscribed period are not effected with knowledge of the purchase or sale of the same or equivalent securities by any Fund.

            A "pending `buy' or `sell' order" exists when a decision to purchase or sell a Security has been made and communicated.

            (ii) Portfolio Managers are prohibited from buying or selling a Security within seven calendar days before or after a Fund trades in the same or an equivalent Security.

            (iii) If trades are effected during the periods proscribed in (i) or
      (ii) above, except as provided in (iv) below with respect to (i) above, ANY PROFITS REALIZED ON SUCH TRADES WILL BE IMMEDIATELY REQUIRED TO BE DISGORGED TO THE APPLICABLE FUND.

            (iv) A transaction by Access Persons (other than Investment Personnel) inadvertently effected during the period proscribed in (i) above will not be considered a violation of the Code an disgorgement will not be required so long as the transaction was effected in accordance with the PRECLEARANCE PROCEDURES described in Section 6 below and without prior knowledge of trading by any Fund in the same or an equivalent Security.

      (d) SHORT-TERM TRADING PROFITS. Except as provided in Section 5 below, Investment Personnel are prohibited from profiting from a purchase and sale, or sale and purchase, of the same or an equivalent Security within any 60 calendar day period. If trades are effected during the proscribed period, any profits realized on such trades will be immediately required to be disgorged to the applicable Fund.

5.    EXEMPTED TRANSACTIONS

      Subject to preclearance in accordance with Section 6 below with respect to subitems (b), (e), (f), (g), (h) and (i) hereof, the prohibitions of Sections 4
(C) and 4 (D) will not apply to the following:

      (a) Purchases or sales of securities effected in any account over which the Access Person has no direct or indirect influence or control or in any account of the Access Person which is managed on a discretionary basis by a person other than such Access Person and with respect to which such Access Person does not in fact influence or control such transactions.

      (b) Purchases or sales of Securities (or their equivalents) which are not eligible for purchase or sale by any Fund.

      (c) Purchases or sales of Securities which are non-volitional on the part of either the Access Person or any Fund.

      (d) Purchases of securities which are part of an automatic dividend reinvestment plan.

      (e) Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

      (f) Any equity securities transaction, or series of related transactions effected over a 30 calendar day period, involving 500 shares or less in the aggregate, if:

            (i) the Access person has no prior knowledge of activity in such security by any Fund; and

            (ii) the issuer is listed on The New York Stock Exchange or has a market capitalization (outstanding shares multiplied by the current price per share) greater than $1 billion (or a corresponding market capitalization in foreign markets).

      (g) Any fixed-income securities transaction, or series of related transactions effected over a 30 calendar day period, involving 100 units ($100,000 principal amount) or less in the aggregate, if the Access Person has no prior knowledge of transactions in such securities by any Fund.

      (h) Any transaction in index options effected on a broad-based index if the Access Person has no prior knowledge of activity in such index by any Fund.

      (i) Purchases or sales of securities which receive the prior approval of the Compliance Officer (such person having no personal interest in such purchases or sales), based on a determination that no abuse is involved and that such purchases and sales are not likely to have any economic impact on any Fund or on its ability to purchase or sell securities of the same class or other securities of the same issuer.

6.    PRECLEARANCE

      Access Persons (other than Disinterested Directors/Trustees) must preclear all personal securities investments with the exception of those identified in subparts (a), (c) and (d) of Section 5 above.

      All requests for preclearance must be submitted to the Compliance Officer for approval. All approved orders must be executed by the close of business on the day preclearance is granted; provided, however, that approved orders for securities traded in foreign markets may be executed within two (2) business days from the date preclearance is granted. If any order is not timely executed, a request for preclearance must be resubmitted.

7.    REPORTING

      (a)   Disinterested  Directors/Trustees  shall  report  to the  Compliance
Officer the information described in Section 7 (b) hereof with respect to transactions in any Security in which such Disinterested Director/Trustee has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in the Security only if such Disinterested Director/Trustee, at the time of that transaction knew or, in the ordinary course of fulfilling his or her official duties as a Director/Trustee of a Fund, should have known that, during the 15-day period immediately preceding or subsequent to the date of the transaction in a Security by such Director/Trustee, such Security is or was purchased or sold by a Fund or was being considered for purchase or sale by a Fund; provided, however, that a Disinterested Director/Trustee is not required to make a report with respect to transactions effected in any account over which such Director/Trustee does not have any direct or indirect influence or control or in any account of the Disinterested Director/Trustee which is managed on a discretionary basis by a person other than such Director/Trustee and with respect to which such Director/Trustee does not in fact influence or control such transactions. The Compliance Officer shall maintain such reports and such other records to the extent required by Rule 17j-1 under the Act.

      (b) Every report required by Section 7 (a) hereof shall be made not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

            (i) The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares, and the principal amount of each Security involved;

            (ii) The nature of the transaction (I.E., purchase, sale or any other type of acquisition or disposition);

            (iii) The price at which the transaction was effected;

            (iv) The name of the broker, dealer or bank with or through whom the transaction was effected; and

            (v) With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                  (A)   the name of the  broker;  dealer  or bank  with whom the

            Access Person established the account;

                  (B)   the date the account was established; and

                  (C)   the  date  that  the  report  is submitted by the Access
            Person.


      (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect Beneficial Ownership in the Security to which the report relates.

8.    RECORDS OF SECURITIES TRANSACTIONS AND POST-TRADE REVIEW

      Access Persons (other than Disinterested Directors/Trustees) are required to direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts in which such Access Persons have a Beneficial Ownership interest to the Compliance Officer. Compliance with this Code requirement by Disinterested Directors/Trustees will be deemed to satisfy the reporting requirements imposed on Access Persons under Rule 17j-1(c) providing such statements contain all of the information required by the appropriate report.

      The Compliance Officer will review all reports, or information provided in lieu of reports, on a quarterly basis.

9.    DISCLOSURE OF PERSONAL HOLDINGS

      (a) INITIAL HOLDING REPORTS. No later than ten days after a person becomes an Access Person, the following information must be reported to the Compliance Officer:

            (i) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

            (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

            (iii) the date that the report is submitted by the Access Person.

      (b) ANNUAL HOLDINGS REPORTS. Annually the following information (which information must be current as of a date no more than 30 days before the report is submitted, shall be reported to the Compliance Officer:

            (i) the title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect Beneficial Ownership;

            (ii) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person; and

            (iii) the date that the report is submitted by the Access Person.

      (c) A Disinterested Director/Trustee of a Fund would be required to make a report solely by reason of being a Fund Director/Trustee, need not make an initial holdings report or an annual holdings report.

10.   GIFTS

      Access Persons are prohibited from receiving any gift or other thing of more than $100 in value from any person or entity that does business with or on behalf of a Fund. Occasional business meals or entertainment (theatrical or sporting events, etc.) are permitted so long as they are not excessive in number or cost.

11.   SERVICE AS A DIRECTOR

      Investment Personnel are prohibited from serving on the boards of directors of publicly traded companies, absent prior authorization based upon a determination that the board service would be consistent with the interests of a Fund and its shareholders. In the limited instances that such board service is authorized, Investment Personnel will be isolated from those making investment decisions affecting transactions in securities issued by any publicly traded company on whose board such Investment Personnel serves as a director through the use of "Chinese Wall" or other procedures designed to address potential conflicts of interest.

12.   CERTIFICATION OF COMPLIANCE WITH THE CODE

      Access Persons are required to certify annually as follows:

            (a)   that they have read and understood the Code;

            (b)   that they recognize that they are subject to the Code;

            (c)   that they have complied with the requirements of the Code; and

            (d) that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code.

13.   CODE VIOLATIONS

      All   violations   of  the  Code  will  be   reported   to  the  Board  of
Directors/Trustees of a Fund on a quarterly basis. Oak may take such action as it deems appropriate.

14.   REVIEW BY THE BOARD OF DIRECTORS/TRUSTEES

      The Board of Directors/Trustees of each Fund will be provided with a written annual report which at a minimum:

            (a) describe any issues arising under the Code of Ethics or procedures since the last report to the Board of Directors/Trustees, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

            (b) certifies that Oak has adopted procedures reasonably necessary to prevent its Access Persons from violating the Code of Ethics.

15.   RECORDKEEPING

      Oak shall maintain the following records in the manner and to the extent set forth below and will make such records available to the Securities and Exchange Commission, or any representative thereof, at any time and from time to time for reasonable, periodic special or other examination:

            (a) a copy of this Code as currently in effect, or at any time within the past five years in effect, maintained in an easily accessible place;

            (b) a record of any violation of the Code and of any action taken as a result of the violation will be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurred;

            (c) a copy of each report made by an Access Person, including any information provided in lieu of reports under this Code or any predecessor Code, will be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

            (d) a record of all persons currently or within the past five years who are or were required to make reports under this Code or any predecessor Code, or who are or were responsible for reviewing such reports, will be maintained in an easily accessible place;

            (e) a copy of each Annual Report submitted to the Board of Directors/Trustees will be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

            (f) Oak will maintain a record of any decision and the reasons supporting the decision to approve the acquisition by Investment Personnel of securities acquired in an Initial Public Offering or private placement for at least five years after the end of the fiscal year in which the approval is granted.

Dated:    April 1, 1995, as amended on June 1, 1995 and May 22, 2000.